UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

OSI Systems, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SECURITY	OPTOELECTRONICS AND MANUFACTURING	HEALTHCARE
▪
Checked Baggage Screening,
Baggage and Parcel Inspection

▪
Cargo and Vehicle Inspection

▪
People Screening, Radiation, Explosive, and Narcotics & Contraband Trace Detection

▪
High-power Radio Frequency Systems

▪
Integrated Solutions

▪
Custom Design and Manufacturing of Optoelectronic components, subsystems and products for Military, Aerospace, Healthcare, Security, Telecommunications, Industrial and Other Markets

▪
OEM Contract Manufacturing

▪ Patient Monitoring and Connectivity ▪ Cardiology and Remote Monitoring ▪ Supplies and Accessories
$1.8B	Fiscal Year 2026 Sales
OSI Systems, Inc. (NASDAQ: OSIS) is a vertically integrated designer and manufacturer of specialized electronic systems and components for critical applications in homeland security, healthcare, defense and aerospace. At our core, we are a technology solutions company. Our research and development teams are focused on expanding and enhancing our product portfolios and delivering breakthrough technology solutions designed to keep pace with the rapidly changing marketplace. Our three operating divisions serve a large and growing worldwide customer base through an extensive distributor network and global operations in the Americas, the European Union, Middle East and Asia Pacific.

$8.95	Fiscal Year 2026 EPS
$1.9B	Backlog at June 30, 2026
7,806	Employees at June 30, 2026
In all that we do, we insist that our values guide our conduct, and our conduct represents our values.

INTEGRITY	ACCOUNTABILITY	INNOVATION	TEAMWORK
▪ We are honest and ethical. ▪ We address issues openly and directly. ▪ We demonstrate respect for our colleagues and customers.	▪ We do what we say we will do. ▪ We take personal responsibility for achieving results. ▪ We acknowledge and learn from our mistakes.	▪ We encourage innovation and creativity in everything we do. ▪ We develop products which create value for our customers. ▪ We anticipate and adapt to market needs and trends.	▪ We collaborate and support each other. ▪ We strive to live our values and achieve the Company’s mission. ▪ We challenge each other to be efficient and productive.

At OSI, we recognize the vital role we play in shaping solutions that make environments safer and healthier for everyone. We’re driven by a commitment to innovation that delivers real-world benefits across the globe. Turning bold ideas into practical outcomes is what motivates us every day, and I’m honored to guide that mission.”
—Ajay Mehra
CEO and President, OSI Systems, Inc.

12525 Chadron Avenue
Hawthorne, California 90250
Notice of Annual Meeting of Stockholders
DEAR STOCKHOLDER,
You are cordially invited to attend the Annual Meeting of Stockholders of OSI Systems, Inc.
MEETING INFORMATION	ITEMS OF BUSINESS
LOGISTICS	AGENDA		BOARD RECOMMENDATION	SEE PAGE
DATE & TIME Thursday, December 10, 2026 10:00 a.m., Pacific Time	1	To elect six directors to hold office for a one-year term and until their respective successors are elected and qualified	FOR all nominees	5
	2	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027	FOR	20
	3	To conduct an advisory vote to approve the Company’s named executive officer compensation for the fiscal year ended June 30, 2026	FOR	23
RECORD DATE All holders of OSI Systems, Inc. common stock as of the close of business on October 14, 2026 are entitled to vote at the Annual Meeting	4	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof

The Proxy Statement describes the items in detail and also provides information about our Board of Directors and executive officers. Please also refer to our Annual Report on Form 10-K for the fiscal year ended June 30, 2026, which I encourage you to read. It includes our audited, consolidated financial statements and information about our operations, markets and products.

VOTING
Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Your vote will ensure your representation at the Annual Meeting if you cannot attend in person. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement. Please refer to the proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free, 24/7, (if US or Canada) 1 (800) 690-6903	Sign, date and return your proxy card or voting instruction form by mail	Scan the QR code	Attend the meeting and cast your ballot
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 10, 2026
This Proxy Notice, the accompanying Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2026 are available at http://www.proxyvote.com.
Thank you for your ongoing support and continued interest in OSI Systems, Inc.
By order of the Board of Directors,
Victor S. Sze
Executive Vice President, General Counsel, and Secretary
October 26, 2026

Notice of Annual Meeting of Stockholders
OSI Systems is pleased to deliver proxy materials electronically via the Internet. Electronic delivery allows OSI Systems to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.

OSI Systems is committed to making the world safer and healthier. We have a responsibility to be good stewards of the environment in which we operate.
We encourage OSI Systems stockholders to voluntarily elect to receive future proxy and annual report materials electronically.

Enroll online by following the instructions at www.proxyvote.com
Scan the QR code to vote using your mobile device, sign up for e-delivery or download annual meeting materials

FASTER	ECONOMICAL	CLEANER	CONVENIENT

PROXY SUMMARY

1	PROXY SUMMARY
1	Meeting Agenda
2	Environmental, Social and Governance Initiatives
5	PROPOSAL 1—ELECTION OF DIRECTORS
5	Required Vote
6	Current Directors
11	Relationships among Directors or Executive Officers
11	Director Compensation
13	CORPORATE GOVERNANCE
13	Board Role in Risk Oversight
13	Board Leadership Structure and Lead Independent Director
14	Commitment to Diversity
14	Board Meetings, Independence and Committees of the Board
18	Annual Meeting Attendance
18	Director Nomination Process
18	Compensation Committee Interlocks and Insider Participation
19	Stockholder Communications
19	Certain Relationships and Related Transactions
20	PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
20	Required Vote
21	Audit Fees
21	Audit Committee’s Pre-Approval Policy
21	Independence
22	Report of the Audit Committee
23	PROPOSAL 3—ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
23	Summary
26	Required Vote
27	EXECUTIVE COMPENSATION
27	Executive Officers
30	Compensation Discussion and Analysis
41	Compensation Tables
41	Summary Compensation Table
42	Grants of Plan-Based Awards Table
43	Outstanding Equity Awards at Fiscal Year-End
44	Option Exercises and Stock Vested Table
44	Pay Ratio
45	Pay versus Performance
48	Pension Benefits
49	Nonqualified Deferred Compensation
50	Employment Agreements
51	Potential Payment Upon Termination of Employment or Change in Control
52	Compensation Committee Report
53	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
53	More than 5% Stockholders
54	Directors and Executive Officers
55	Section 16(a) Beneficial Ownership Reporting Compliance
55	Equity Compensation Plan Information
56	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
56	General Information
56	Notice of Internet Availability of Proxy Materials
56	Voting Procedures
57	Record Date, Share Ownership and Quorum
57	Abstentions and Broker Non-Votes
58	Proposals, Board Voting Recommendations and Votes Required
58	Solicitation of Proxies
59	ADDITIONAL INFORMATION
59	Availability of Annual Report on Form 10-K
59	Householding of Proxy Materials
59	Stockholder Proposals
60	Incorporation by Reference
60	Other Business

Proxy Summary
Proxy Summary
In this Proxy Statement the terms “OSI Systems,” “the Company,” “we,” “us,” and “our” refer to OSI Systems, Inc. Certain statements in this Proxy Statement, other than historical information, including statements relating to our business plans and objectives, and the assumptions upon which those statements are based, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may appear throughout this report. Words such as “project,” “believe,” “anticipate,” “plan,” “expect,” “intend,” “may,” “should,” “will,” “would,” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve uncertainties, risks, assumptions and contingencies, many of which are outside our control. Assumptions upon which our forward-looking statements are based could prove to be inaccurate, and actual results may differ materially from those expressed in or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties which may cause actual results to differ materially, including but not limited to the risks and uncertainties identified in Item 1A of our Annual Report for the year ended June 30, 2026, filed on Form 10-K with the Securities and Exchange Commission (“SEC”) on August 21, 2026. The Proxy Statement speaks only as of the date it has been made available to stockholders, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. All website addresses set forth in this Proxy Statement are for information only and are not intended to be an active link or to incorporate any website information into this document.
This Proxy Statement and the accompanying Proxy Card and materials are first being sent to stockholders of OSI Systems, Inc. or made available electronically on or about October 26, 2026.
This summary highlights key information presented elsewhere in this year’s Proxy Statement. This section does not contain all the information that you should consider, and you should read the entire Proxy Statement before voting.
MEETING AGENDA
PROPOSAL		BOARD VOTING RECOMMENDATION	PAGE REFERENCE	EFFECT OF BROKER NON-VOTES AND ABSTENTIONS	VOTES REQUIRED FOR APPROVAL
1	Election of six directors	FOR all nominees	5	No effect	Plurality of votes cast
2	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027	FOR	20	No effect	Majority of votes cast
3	Advisory vote to approve the compensation of our named executive officers for the fiscal year ended June 30, 2026	FOR	23	No effect	Majority of votes cast
OSI SYSTEMS, INC. 2026 Proxy Statement | 1

Proxy Summary
At the time of printing this Proxy Statement, our management was not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE INITIATIVES

OSI Systems prioritizes environmental, social, and governance (“ESG”) issues that align with our core values and our mission. Our ESG initiatives involve different levels of our company, from our Board and our CEO who provide leadership and oversight to our employees and stakeholders who implement and support our ESG goals. We have an executive-level ESG Steering Committee that helps manage internal initiatives and prepares periodic reports to our stakeholders on our progress.
View our 2026 Sustainability Summary at: https://www.osi-systems.com/ wp-content/uploads/ Sustainability_and_the_ Environment_at_OSI.pdf
GLOBAL SUSTAINABILITY PROGRAM

OSI Systems is committed to making the world safer and healthier. We have a responsibility to be good stewards of the environment in which we operate. We endeavor to reduce our impact on the environment by promoting environmental stewardship throughout our organization, and we will continue to look for new, and to improve existing, initiatives to reduce our carbon footprint. We are also assessing the impact of climate change on our operations and supply chain as one aspect of our enterprise risk management review process and will continue to do so on an ongoing basis. Our Global Sustainability Program is deeply integrated into our culture of inclusion and environmental responsibility.
View our Global Sustainability Program at: https://www.osi-systems.com/ about-osi/sustainability/
Environmental Compliance
▪
OSI is committed to complying with applicable environmental laws and regulations.

▪
Many of our businesses have achieved certifications under strict environmental standards including ISO 14001: Environmental Management System.

Energy Usage
▪
Our product development teams strive to ensure our products and services are energy efficient.

▪
Renewable energy sources are integrated into our operations and supply chain, and we plan to expand where possible.

▪
We are actively reviewing our processes to identify ways to reduce overall energy usage.

Water Usage
▪
Our teams are committed to identifying meaningful ways to reduce our water utilization.

▪
We acknowledge the right to water as a basic human right.

▪
We ensure access to safe drinking water and sanitary conditions for our staff both at our facilities and at our vendors’ facilities.

2 | OSI SYSTEMS, INC. 2026 Proxy Statement

Proxy Summary
Reduction of Emissions
▪
We are committed to reducing our greenhouse gas (GHG) emissions across our global operations.

▪
We are working on identifying areas for GHG reduction, including identifying potential changes to manufacturing operations and travel policies to reduce emissions of air pollutants and CO2.

Climate
▪
We are committed to sensible sustainability practices, sound environmental policies, and compliance with all applicable environmental regulations.

▪
Integrity, accountability, ethics and transparency are core values at OSI Systems and likewise, the cornerstone of our climate related financial risk programs under development.

▪
Our current Climate Related Financial Risk Report is prepared following the recommendations of the Task Force on Climate Related Financial Disclosure (TCFD) and can be found at https://www.osi-systems.com/wp-content/uploads/OSI-Systems_2025_
Climate_Related_Financial_Report.pdf.

Suppliers and Vendors
▪
We expect our business partners to:

1.
operate in a manner that is protective of the environment,

2.
comply with all applicable environmental regulations and obtain all necessary environmental permits, licenses or other relevant authorizations,

3.
support our reasonable inquiries about emissions and environmental impacts of our operations, and

4.
establish systems to ensure the proper management of waste, air emissions and wastewater discharges.

CYBERSECURITY
Cybersecurity Training	▪ We are proud to have 100% of eligible employees complete cybersecurity training for fiscal year 2026.
ETHICS AND COMPLIANCE
Governance
The Board at OSI Systems sets high standards for the Company’s employees, officers and directors. Implicit in this philosophy is the importance of sound corporate governance. It is the duty of the Board of Directors to oversee the management of the Company’s business. To fulfill its responsibility and to discharge its duty, the Board of Directors follows the procedures and standards that are set forth in our Corporate Governance Guidelines. These guidelines are subject to modification from time to time as the Board deems appropriate in the best interests of the Company or as required by applicable laws and regulations.

View our Corporate Governance Guidelines at:
https://investors.osi-systems.com/investor-relations/company-information/ corporate-governance
OSI SYSTEMS, INC. 2026 Proxy Statement | 3

Proxy Summary
Code of Ethics and Conduct
At OSI Systems, we are proud of our commitment to ethics and integrity and the way we have embedded our core values into all our businesses. We—through our people, values, programs and policies—have made it a priority to help ensure that we have an ethical culture where everyone embraces a sense of personal responsibility for doing the right thing in the right way.
OSI Systems and our global subsidiaries are committed to operating according to the highest ethical standards and in full compliance with applicable laws and regulations.
We have adopted a Code of Ethics and Conduct, which applies to all of our directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees. A copy of the Code of Ethics and Conduct is attached as an exhibit to our Quarterly Report on Form 10-Q filed with the SEC on May 4, 2026.

View our Code of Ethics at:	A copy of the Code of Ethics and Conduct may also be obtained, without charge, under the Investor Relations section of our website or by written request to:
https://osi-systems.com/code-of-ethics	https://investors.osi-systems.com	OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250

We intend to disclose any changes in or waivers from this Code of Ethics and Conduct on the same website or by filing with the SEC a Current Report on Form 8-K, in each case if such disclosure is required by the rules of the SEC or Nasdaq.

Human Rights Policy
OSI Systems is committed to operating with integrity and in accordance with our values. We believe in protecting human rights and playing a positive role in the communities in which we operate.
Human rights are basic standards of treatment to which all people are entitled. To that end, our global organization supports and operates in accordance with the spirit and intent of the United Nations Universal Declaration of Human Rights and the UN Global Compact principles on human rights and labor.
Respecting these rights means ensuring that our products, no matter where they are made, are manufactured in an environment that demonstrates respect for the people who make them and use them. It also means respecting the rights of people living in the communities around our facilities and offices, and those of our suppliers, who may be affected by these operations.
We are committed to ensuring that our business affiliates, including suppliers, vendors, distributors, and representatives hold themselves to the same standards.

4 | OSI SYSTEMS, INC. 2026 Proxy Statement

Proposal 1—Election of Directors
Proposal 1—Election of Directors
What am I voting on and how should I vote?
You are being asked to elect six directors at the Annual Meeting. Each of the directors elected at the Annual Meeting will commence their term at the end of the Annual Meeting until the next annual meeting of the Company’s stockholders, or until a successor has been elected and qualified, or until such director’s earlier resignation or removal.

We believe that each of the nominees is sufficiently qualified to lead the Company in the best interest of stockholders.
Our Board currently consists of six members. At each annual meeting of stockholders, directors are elected for a term of one year to succeed those directors whose terms expire on the annual meeting date.
The six candidates nominated for election as directors at the Annual Meeting are:
▪ Deepak Chopra	▪ William F. Ballhaus	▪ Gerald Chizever
▪ Ajay Mehra	▪ Kelli Bernard	▪ James B. Hawkins
All of our director nominees are currently directors of the Company and were previously elected to serve on the Board by our stockholders.
The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until our next annual meeting of stockholders, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate.
REQUIRED VOTE
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast at the Annual Meeting.
Proposal 1 is considered a “non routine” matter and, accordingly, brokerage firms and nominees do not have the authority to vote their clients’ unvoted shares on Proposal 1 or to vote their clients’ shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 1.
If a quorum is present and voting, the six nominees for directors receiving the highest number of votes will be elected as directors.
The Board of Directors unanimously recommends a vote FOR the election each of the director nominees.
OSI SYSTEMS, INC. 2026 Proxy Statement | 5

Proposal 1—Election of Directors
CURRENT DIRECTORS
NAME	AGE	POSITION	DIRECTOR SINCE
Deepak Chopra(4)	75	Chairman of the Board	1987
Ajay Mehra	64	Director, President and Chief Executive Officer	2025
William F. Ballhaus(1)(2)(4)	81	Director	2010
Kelli Bernard(3)(4)	57	Director	2019
Gerald Chizever(1)(3)	82	Director	2016
James B. Hawkins(1)(2)(4)	70	Director	2015

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Nominating and Governance Committee

(4)
Member of the Technology Committee

BUSINESS EXPERIENCE
Deepak Chopra	Chairman of the Board since 1992 Director since 1987
BOARD COMMITTEES ▪ Technology
CAREER HIGHLIGHTS
Mr. Chopra is our founder and currently serves as Chairman of the Board. Prior to that, Mr. Chopra served as President and Chief Executive Officer since our inception in May 1987 until December 31, 2024.
From 1976 to 1979 and from 1980 to 1987, Mr. Chopra held various positions with ILC, a publicly held manufacturer of lighting products, including serving as Chairman of the Board of Directors, Chief Executive Officer, President and Chief Operating Officer of its United Detector Technology division. In 1990, we acquired certain assets of ILC’s United Detector Technology division.

Mr. Chopra has also held various positions with Intel Corporation, TRW Semiconductors and RCA Semiconductors.
EDUCATION
Mr. Chopra holds a Bachelor of Science degree in Electronics from Punjab Engineering College in Chandigarh, Punjab, India and a Master of Science degree in Semiconductor Electronics from the University of Massachusetts, Amherst.
QUALIFICATIONS
Among other reasons, Mr. Chopra was selected to serve as a director because of his expertise in the field of electrical engineering as well as his long-standing experience in successfully managing our Company.

6 | OSI SYSTEMS, INC. 2026 Proxy Statement

Proposal 1—Election of Directors
Ajay Mehra	Director, President and Chief Executive Officer Director since January 2025
BOARD COMMITTEES ▪ None
CAREER HIGHLIGHTS
Mr. Mehra is currently President and Chief Executive Officer of the Company. Prior to that, Mr. Mehra served as Executive Vice President and President of the Company’s Security division until his appointment as President and Chief Executive Officer on January 1, 2025. Mr. Mehra joined the Company as Controller in 1989 and served as Vice President and Chief Financial Officer from November 1992 until November 2002, when he was named the Company’s Executive Vice President.
Prior to joining the Company, Mr. Mehra held various financial positions with Thermador/Waste King, a household appliance company, Presto Food Products, Inc., and United Detector Technology.

EDUCATION
Mr. Mehra holds a Bachelor of Arts degree from the School of Business of the University of Massachusetts, Amherst and a Master of Business Administration degree from Pepperdine University.
QUALIFICATIONS
Among other reasons, Mr. Mehra was selected to serve as a director because of his experience as President and Chief Executive Officer of our Company as well as his long-standing experience in successfully managing our Security division.

William F. Ballhaus, Jr.	Lead Independent Director Director since May 2010
BOARD COMMITTEES ▪ Audit ▪ Compensation and Benefits ▪ Technology (Chair)
CAREER HIGHLIGHTS
From 2000 to 2007, Dr. Ballhaus, now retired, served as President and then also as Chief Executive Officer of Aerospace Corporation, an organization dedicated to the application of science and technology to the solution of critical issues in the nation’s space program.
Between 1990 and 2000, Dr. Ballhaus’ career included positions within the aerospace industry, including Corporate Vice President, Engineering and Technology for Lockheed Martin Corporation and President, Aero and Naval Systems and President, Civil Space & Communications, both for Martin Marietta.
Between 1971 and 1989, Dr. Ballhaus worked for the National Aeronautics and Space Administration (NASA), including as Director of its Ames Research Center.

Dr. Ballhaus has extensive risk management experience gained through the various executive and board positions that he has held.
EDUCATION
Dr. Ballhaus, who has published more than 40 papers on computational aerodynamics, obtained a Ph.D. in Engineering in 1971 and a BS and MS in Mechanical Engineering in 1967 and 1968, all from the University of California at Berkeley.
QUALIFICATIONS
Among other reasons, Dr. Ballhaus was selected to serve as a director because of his experience in managing providers of technology and technical services to government agencies.

OSI SYSTEMS, INC. 2026 Proxy Statement | 7

Proposal 1—Election of Directors
Kelli Bernard	Independent Director Director since December 2019
BOARD COMMITTEES ▪ Nominating and Governance ▪ Technology
CAREER HIGHLIGHTS
Ms. Bernard is currently the Managing Partner for the Los Angeles office of Lighthouse Public Affairs, a public affairs consultancy in California.
Prior to this role, from June 2016 to December 2021, Ms. Bernard has served as an Executive Vice President and National Cities Leader for AECOM, a fully integrated global infrastructure firm.
Prior to joining AECOM, from July 2013 through June 2016, Ms. Bernard was Deputy Mayor of Economic Development for Los Angeles Mayor Eric Garcetti.
Ms. Bernard is the current vice chair of Homeboy Industries.

EDUCATION
She holds a BA in Sociology from University of California, Berkeley and a Master’s degree in Urban Planning from University of California, Los Angeles.
QUALIFICATIONS
Among other reasons, Ms. Bernard was selected to serve as a director because of her business and economic development and international trade experience.

Gerald Chizever	Independent Director Director since October 2016
BOARD COMMITTEES ▪ Audit ▪ Nominating and Governance (Chair)
CAREER HIGHLIGHTS
Mr. Chizever, currently retired, was a partner at the law firm of Loeb & Loeb LLP from 2004 to 2024. Mr. Chizever’s practice included mergers and acquisitions, corporate finance, public and private securities offerings, general corporate representation and strategic alliances. Mr. Chizever served as general corporate counsel for public and private companies, advising them in all matters, including business transactions, corporate governance and compliance with governmental regulations.

EDUCATION
He holds a B.B.A. degree in Accounting and a Juris Doctorate from George Washington University.
QUALIFICATIONS
Among other reasons, Mr. Chizever was selected to serve as a director because of his corporate governance and compliance experience, including his experience in highly regulated industries.

8 | OSI SYSTEMS, INC. 2026 Proxy Statement

Proposal 1—Election of Directors
James B. Hawkins	Independent Director Director since December 2015
BOARD COMMITTEES ▪ Audit (Chair) ▪ Compensation and Benefits ▪ Technology OTHER CURRENT PUBLIC COMPANY BOARDS ▪ Iradimed (Nasdaq: IRMD) ▪ AudioEye (Nasdaq: AEYE)
CAREER HIGHLIGHTS
From 2004 through July 2018, Mr. Hawkins was the President, Chief Executive Officer and member of the Board of Directors of Natus Medical Incorporated, a leading manufacturer of medical devices and software and a service provider for the newborn care, neurology, sleep, hearing and balance markets.
Prior to joining Natus, Mr. Hawkins was President, Chief Executive Officer, and a director of Invivo Corporation, a provider of MRI-safe patient monitoring, and Chief Executive Officer and Chief Financial Officer of Sensor Control Corporation.
Mr. Hawkins currently serves as a director of Iradimed Corporation and AudioEye, Inc.

Mr. Hawkins has extensive risk management experience gained through the various executive and board positions that he has held.
EDUCATION
He earned his undergraduate degree in Business Commerce from Santa Clara University and holds a Masters of Business Administration degree in Finance from San Francisco State University.
QUALIFICATIONS
Among other reasons, Mr. Hawkins was selected to serve as a director because of his direct management experience in the medical device area.

OSI SYSTEMS, INC. 2026 Proxy Statement | 9

Proposal 1—Election of Directors
BOARD EXPERTISE
The following table displays certain significant skills and qualifications of our Directors. The Nominating and Governance Committee reviews the composition of the Board as a whole periodically to ensure that the Board maintains a balance of knowledge and experience and to assess the skills and characteristics that the Board may find valuable in the future in light of current and anticipated strategic plans and operating requirements and the long-term interest of stockholders.
SKILLS AND EXPERIENCE		CHOPRA	MEHRA	BALLHAUS	BERNARD	CHIZEVER	HAWKINS
5/6	FINANCIAL Experience in accounting, financial disclosure, capital markets and corporate finance, or P&L responsibility
5/6	INDUSTRY Experience in a senior-level management position with a company in the technology solutions or infrastructure industries
6/6	CORPORATE GOVERNANCE Experience serving as a public company director, including an understanding of good corporate governance standards and practices
5/6	SENIOR MANAGEMENT Experience in a senior-level management position at a publicly listed company
6/6	RISK MANAGEMENT Experience assessing and managing enterprise business or government risks or experience overseeing complex business risk management matters
5/6	GLOBAL BUSINESS Experience managing a business with substantial global operations, or experience in and deep, expert knowledge of global politics
5/6	STRATEGY / M&A Mergers and acquisitions and integration experience as a public company officer or director
6/6	GOVERNMENT Experience in government and regulatory organizations
10 | OSI SYSTEMS, INC. 2026 Proxy Statement

Proposal 1—Election of Directors
RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS
There are no arrangements or understandings known to us between any of the directors or nominees for director and any other person pursuant to which any such person was or is to be elected a director.
Ajay Mehra, President and Chief Executive Officer, is the first cousin of Deepak Chopra, Chairman of the Board. Other than this relationship, there are no family relationships among our directors or director nominees or Named Executive Officers (as defined in “Compensation of Executive Officers—Summary Compensation Table”).
DIRECTOR COMPENSATION
All of our non-employee directors are paid an annual cash retainer and receive restricted stock unit (“RSU”) awards. A supplemental annual cash retainer is also paid to certain committee chairs, and committee members may receive additional compensation. In fiscal year 2026, directors who were officers or employees did not receive any compensation as directors or for attending meetings of the Board or its committees.
The principal features of the compensation received by our non-employee directors for fiscal year ended June 30, 2026 are described below.
	ANNUAL CASH RETAINER ($)	RSU GRANT ($)
Board Service Retainer	80,000	150,000
Lead Director Additional Retainer	35,000	35,000
Committee Chair Additional Retainer
Audit	25,000	25,000
Compensation Committee	25,000	35,000
Nominating and Governance	10,000	—
Technology Committee	15,000	35,000
Risk Management Committee(1)	15,000	25,000
Non-Chair Member Additional Retainer
Compensation Committee		5,000
Technology Committee	10,000	20,000
Risk Management Committee(1)		25,000

(1)
The Risk Management Committee was dissolved in December 2025 and its responsibilities were assumed by the full Board.

Each non-employee director received $3,000 for each Board and Committee meeting attended. All RSU awards granted to members of the Board and its committees vest 25% annually over a period of four years from the date of grant. The directors also are reimbursed for expenses incurred in connection with the performance of their services as directors. In certain instances, Board and Committee members will agree to receive a reduced meeting fee.
OSI SYSTEMS, INC. 2026 Proxy Statement | 11

Proposal 1—Election of Directors
The following table provides compensation information for the fiscal year ended June 30, 2026 for each non- employee member of our Board(1):
NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS(2) ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)
Deepak Chopra	524,000(4)	235,006	2,635,524	105,035	3,499,565
William F. Ballhaus	173,500	224,954	—	—	398,454
Kelli Bernard	129,500	174,914	—	—	304,414
Gerald Chizever	142,500	195,019	—	—	337,519
James B. Hawkins	160,500	199,934	—	—	360,434
Meyer Luskin(5)	77,000	104,993	—	—	181,993

(1)
We have omitted from this table the columns titled “Option Awards” and “Non-Equity Incentive Plan Compensation” because no amounts would have been included in such columns.

(2)
Amounts are calculated utilizing the accounting guidance related to stock-based compensation under accounting principles generally accepted in the United States. See Note 9 to the Consolidated Financial Statements included in our Form 10-K for the year ended June 30, 2026 for a discussion of the assumptions used in valuation of stock awards. For the fiscal year ended June 30, 2026, 1,052 RSUs were granted to Mr. Chopra, 1,007 RSUs were granted to Dr. Ballhaus; 783 RSUs were granted to Ms. Bernard; 873 RSUs were granted to Mr. Chizever; 895 RSUs were granted to Mr. Hawkins; and 470 RSUs were granted to Mr. Luskin, all with a fair value of $223.39. As of June 30, 2026, Mr. Chopra had 35,057 unvested stock awards outstanding; Mr. Luskin had no unvested stock awards outstanding; Dr. Ballhaus had 3,826 unvested stock awards outstanding; Mr. Hawkins had 3,438 unvested stock awards outstanding; Mr. Chizever had 3,331 unvested stock awards outstanding; and Ms. Bernard had 2,976 unvested stock awards outstanding.

(3)
A breakdown of the amount set forth in “All Other Compensation” with respect to the fiscal year ended June 30, 2026 is as follows:

NAME	MATCHING 401(K) COMPENSATION ($)	CAR BENEFIT ($)	HEALTH INSURANCE AND MEDICAL REIMBURSEMENT PAYMENTS ($)	LIFE AND L-T DISABILITY INSURANCE PAYMENTS ($)	TOTAL ALL OTHER COMPENSATION ($)
Deepak Chopra	6,726	1,650	25,675	70,984	105,035

(4)
Mr. Chopra’s term as Executive Chairman of the Board ran through December 31, 2025. For his service as Executive Chairman during the first half of fiscal year 2026, Mr. Chopra received $300,000. Beginning January 1, 2026, Mr. Chopra’s role changed from Executive Chairman of the Board to Chairman of the Board.

(5)
Mr. Luskin retired from the Board effective December 11, 2025.

DIRECTOR SHARE OWNERSHIP REQUIREMENTS

We believe that our directors should hold a significant amount of Company equity to link their long-term economic interests directly to those of our stockholders. Accordingly, we have established requirements that our directors own at minimum equity of the Company valued at five times their annual retainers.

We believe that this multiple constitutes significant amounts for our directors and provides a substantial link between the interests of our directors and those of our stockholders. During such time that a director has not attained the share ownership guideline, such director is required to retain at least 50% of the shares acquired upon exercise of options or vesting RSU awards, net of amounts required to pay taxes and exercise price. We periodically review our minimum equity ownership guidelines. For purposes of meeting the ownership requirements, unvested RSUs are counted, but unearned performance awards and unexercised stock options are not. Each of our directors meets or exceeds our minimum equity ownership guidelines.
12 | OSI SYSTEMS, INC. 2026 Proxy Statement

Corporate Governance
Corporate Governance
BOARD ROLE IN RISK OVERSIGHT
Our Board is responsible for our risk oversight. Risks we face include, among others:
▪ competitive ▪ economic ▪ operational ▪ financial ▪ accounting	▪ liquidity ▪ tax ▪ legal/regulatory ▪ foreign country ▪ safety	▪ employment ▪ political ▪ cybersecurity
Risks are reported to our Board through our executive officers, who are responsible for the identification, assessment, and management of our risks. Our Board regularly discusses the risks reported by our executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.
To optimize its risk oversight capabilities and efficiently oversee our risks, the Board delegates to its committees oversight responsibility for particular areas of risk. For example:

AUDIT COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE	COMPENSATION COMMITTEE	TECHNOLOGY COMMITTEE

The Audit Committee oversees management of major financial risks, including risks related to:
▪
accounting

▪
auditing

▪
financial reporting

▪
maintaining effective internal control over financial reporting

	The Nominating and Governance Committee oversees risks related to the effectiveness of the Board	The Compensation Committee oversees risks related to our executive compensation policies and practices	The Technology Committee oversees risks related to technology matters
BOARD LEADERSHIP STRUCTURE AND LEAD INDEPENDENT DIRECTOR
The roles of Chief Executive Officer and Chairman of the Board are currently separated. Mr. Chopra, who previously served as our Chief Executive Officer, serves as Chairman of the Board, while Mr. Mehra serves as Chief Executive Officer. The Board believes this leadership structure is appropriate currently because it allows the Company to benefit from Mr. Chopra’s industry experience, historical perspective and knowledge of the Company’s operations while providing independent executive leadership through our current Chief Executive Officer. The Board regularly reviews its leadership structure and believes this arrangement best serves the Company and its stockholders.
The number of independent directors serving on our Board, our independent committees and our Lead Independent Director balance the fact that our Chairman was our former Chief Executive Officer. William Ballhaus is currently our Lead Independent Director and brings to this role considerable skills and experience as described above in “Proposal 1—Election of Directors.” The role of Lead Independent Director is designed
OSI SYSTEMS, INC. 2026 Proxy Statement | 13

Corporate Governance
to further promote the independence of our Board and appropriate oversight of management and to facilitate free and open discussion and communication among our independent directors.
COMMITMENT TO DIVERSITY
We are focused on creating a diverse and inclusive workforce. We strive to attract and retain top talent, foster an inclusive culture, and embrace diversity. We are also committed to diversity at the Board level. Our Board and Nominating and Governance Committee consider diversity when considering nominations to the Board. The Board’s objective is to have a Board comprised of individuals who by occupation, background, and experience are in a position to make a strong, positive contribution to our Company and our stockholders.
BOARD COMPOSITION (AS OF OCTOBER 26, 2026)
DEMOGRAPHIC INFORMATION OF EMPLOYEE POPULATION
As of September 30, 2026, our employee demographic breakdown was as follows. We have omitted from our calculations those employees who declined to self-identify or for whom no data was provided.
BOARD MEETINGS, INDEPENDENCE AND COMMITTEES OF THE BOARD
There were ten meetings of the Board and the Board acted pursuant to unanimous written consent on one additional occasion during the fiscal year ended June 30, 2026. During fiscal 2026, the Board had a standing Audit Committee, Compensation Committee, Nominating and Governance Committee, Risk Management Committee, and Technology Committee. The Risk Management Committee was dissolved in December 2025 and its responsibilities were assumed by the full Board. The members of each committee are appointed by the majority vote of the Board. All persons serving as a director during the fiscal year ended June 30, 2026
14 | OSI SYSTEMS, INC. 2026 Proxy Statement

Corporate Governance
attended more than 75% of the aggregate number of meetings held by the Board and all committees on which such director served.
The Board has determined that each of the current directors, except Mr. Chopra and Mr. Mehra, is independent within the meaning of the director independence standards of The NASDAQ Stock Market (the “Listing Standards”), as currently in effect. Furthermore, the Board has determined that each of the members of the Audit Committee, Compensation Committee, and Nominating Committee of the Board is independent within the meaning of the SEC rules and regulations and the Listing Standards, as applicable and currently in effect.
The Board Committees act pursuant to written charters adopted by the Board, copies of which are available under the Investor Relations section of our website at:	https://investors.osi-systems.com/ investor-relations/company- information/corporate- governance
OSI SYSTEMS, INC. 2026 Proxy Statement | 15

Corporate Governance
Audit Committee	All members of the Audit Committee are independent directors	Meetings held during the fiscal year ended June 30, 2026:	4

COMMITTEE MEMBERS
▪
James B. Hawkins (Chair)

▪
William F. Ballhaus

▪
Gerald Chizever

FINANCIAL EXPERT
The Board has determined that, based upon his work experience, Mr. Hawkins qualifies as an “Audit Committee Financial Expert” as this term has been defined under the rules and regulations of the SEC. Information regarding Mr. Hawkins’ work experience is set forth above under “Proposal 1—Election of Directors.”
To date, no determination has been made as to whether the other members of the Audit Committee also qualify as Audit Committee Financial Experts.

COMMITTEE COMPLIANCE
We have a separately designated, standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
All members of the Audit Committee are independent, as independence for audit committee members is defined in Rule 10A-3(b)(1) under the Exchange Act and the Listing Standards applicable to our Company.
KEY RESPONSIBILITIES
The Audit Committee:
▪
makes recommendations for selection of our independent public accountants,

▪
reviews with the independent public accountants the plans and results of the audit engagement,

▪
approves professional services provided by the independent public accountants,

▪
reviews the independence of the independent public accountants,

▪
considers the range of audit and any non-audit fees, and

▪
reviews our financial statements and the adequacy of our internal accounting controls and financial management practices.

REPORT OF THE AUDIT COMMITTEE
The Report of the Audit Committee is on page 22 of this Proxy Statement.

Compensation Committee	All members of the Compensation Committee are independent directors	Meetings held during the fiscal year ended June 30, 2026:	1
COMMITTEE MEMBERS ▪ William F. Ballhaus ▪ James B. Hawkins
KEY RESPONSIBILITIES
The Compensation Committee is responsible for:
▪
determining compensation and benefits for our executive officers,

▪
reviewing and approving executive compensation policies and practices, and

▪
providing advice and input to the Board in the administration of our equity compensation and benefits plans.

The Compensation Committee engages and consults with independent compensation consultants in the performance of its duties.
COMPENSATION COMMITTEE REPORT
The Compensation Committee Report is on page 52 of this Proxy Statement.

16 | OSI SYSTEMS, INC. 2026 Proxy Statement

Corporate Governance
Nominating and Governance Committee	All members of the Nominating and Governance Committee are independent directors	Meetings held during the fiscal year ended June 30, 2026:	1
COMMITTEE MEMBERS ▪ Gerald Chizever (Chair) ▪ Kelli Bernard
KEY RESPONSIBILITIES
The Nominating and Governance Committee is responsible for:
▪
evaluating nominations for new members of the Board.

CONSIDERATION OF DIRECTOR
CANDIDATES
The Nominating and Governance Committee will consider director candidates based upon their:
▪
business and financial experience,

▪
personal characteristics,

▪
expertise that is complementary to the background and experience of other Board members,

▪
diversity,

▪
willingness to devote the required amount of time to carrying out the duties and responsibilities of membership on the Board,

▪
willingness to objectively appraise management performance, and

▪
any such other qualifications the Nominating and Governance Committee deems necessary to ascertain the candidate’s ability to serve on the Board.

The Nominating and Governance Committee has sought to identify director nominees that have diverse professional and educational backgrounds that are believed to complement the skills offered by existing Board members.

Technology Committee	Meetings held during the fiscal year ended June 30, 2026:	0
COMMITTEE MEMBERS ▪ William F. Ballhaus (Chair) ▪ Deepak Chopra ▪ Kelli Bernard ▪ James B. Hawkins	KEY RESPONSIBILITIES The Technology Committee is responsible for: ▪ evaluating and making recommendations to the Board regarding technology-based matters.
OSI SYSTEMS, INC. 2026 Proxy Statement | 17

Corporate Governance
ANNUAL MEETING ATTENDANCE
We have adopted a formal policy with regard to directors’ attendance at annual meetings of stockholders. All members of our Board are strongly encouraged to prepare for, attend and participate in all annual meetings of stockholders. All of our directors attended last year’s annual meeting of stockholders.
DIRECTOR NOMINATION PROCESS

The Nominating and Governance Committee will consider director candidates recommended by stockholders. Stockholders who wish to submit names of candidates for election to the Board must do so in writing. The recommendation should be sent to the following address:
OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250
Our Secretary will, in turn, forward the recommendation to the Nominating and Governance Committee. The recommendation should include the following information:
▪
A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Governance Committee;

▪
The name and contact information for the candidate;

▪
A statement of the candidate’s occupation and background, including education and business experience;

▪
Information regarding each of the factors listed above, sufficient to enable the Nominating and Governance Committee to evaluate the candidate;

▪
A statement detailing (i) any relationship or understanding between the candidate and our Company, or any customer, supplier, competitor, or affiliate of ours, and (ii) any relationship or understanding between the candidate and the stockholder proposing the candidate for consideration, or any affiliate of such stockholder; and

▪
A statement that the candidate is willing to be considered for nomination by the Nominating and Governance Committee and willing to serve as a director if nominated and elected.

Stockholders must also comply with all requirements of our Bylaws, a copy of which is available from our Secretary upon written request, with respect to nomination of persons for election to the Board. We may also require any proposed nominee to furnish such other information as we or the Nominating and Governance Committee may reasonably require to determine the eligibility of the nominee to serve as a director. In performing its evaluation and review, the Nominating and Governance Committee generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the Nominating and Governance Committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.
There are no stockholder nominations for election to our Board to be voted on at this year’s Annual Meeting. Stockholders wishing to submit nominations for next year’s annual meeting of stockholders must notify us of their intent to do so on or before the date on which nominations must be received by us in accordance with our Bylaws and the rules and regulations of the SEC. For details see “Stockholder Proposals.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of our executive officers has served during the fiscal year ended June 30, 2026 or subsequently as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on our Board or the Compensation Committee. During the fiscal year ended June 30,
18 | OSI SYSTEMS, INC. 2026 Proxy Statement

Corporate Governance
2026, no member of our Compensation Committee had any relationship or transaction with our Company required to be disclosed pursuant to Item 404 of Regulation S-K.
STOCKHOLDER COMMUNICATIONS
Stockholders interested in communicating directly with the Board, or specified individual directors, may do so by writing our Secretary at the following address:	OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250
Our Secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of our Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received that is addressed to members of the Board and request copies of such correspondence. Concerns relating to accounting, internal control or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
In 1994, we, together with Electronics Corporation of India Limited (“ECIL”), an unaffiliated Indian company, formed ECIL-Rapiscan Security Products Limited, a joint venture under the laws of India (“ECIL Rapiscan”). We own a 36% interest in the joint venture, Mr. Mehra owns a 4.5% interest, and Mr. Chopra owns a 10.5% interest. The remaining interest in the joint venture is owned by ECIL. To date, our portion of the earnings of ECIL Rapiscan has been immaterial to our financial results and results of operations.
Mohinder Chopra, who is the brother of Deepak Chopra, our Chairman of the Board, is our Senior Vice President/General Manager India. His total compensation for fiscal year 2026 calculated using the same methodology as used in the Summary Compensation Table was valued at approximately $406,000.
The Audit Committee of the Board reviews proposed transactions in which the Company and any person who is a member of the Board, a nominee to become a member of the Board, an executive officer of the Company, a holder of more than five percent of our voting securities, or any immediate family member of any of the foregoing would have a direct or indirect material interest in the transaction and the amount involved, when added together with the amounts of all other transactions with that related person for that fiscal year, exceeds $75,000. The review involves an evaluation, without participation by any member of the Audit Committee with a direct or indirect material interest in the transaction, of whether the transaction would be on terms at least as favorable to us as those that could have been obtained from unaffiliated third parties. This policy is supported by the Charter of the Audit Committee of the Board.
OSI SYSTEMS, INC. 2026 Proxy Statement | 19

Proposal 2—Ratification of Selection of Independent Registered Public Accounting Firm
Proposal 2—Ratification of Selection of Independent Registered Public Accounting Firm
What am I voting on and how should I vote?
You are being asked to ratify the appointment of Grant Thornton LLP as the company’s independent registered public accounting firm for the year ending June 30, 2027. Although our governing documents do not require us to submit this matter to stockholders, the Board believes that asking stockholders to ratify the appointment of Grant Thornton LLP is consistent with best practices in corporate governance.

We believe that Grant Thornton LLP is sufficiently qualified to conduct their duties as independent auditor.
The Audit Committee has selected Grant Thornton LLP (“Grant Thornton”) as our independent registered public accountants for the year ending June 30, 2027 and has further directed that management submit the selection of independent registered public accountants for ratification by our stockholders at the Annual Meeting. Grant Thornton has no financial interest in the Company, and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.
In the event that our stockholders fail to ratify the selection of Grant Thornton, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in our and our stockholders’ best interests.
Representatives of Grant Thornton are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
REQUIRED VOTE
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting.
Proposal 2 is considered a “routine” matter and, accordingly, brokerage firms and nominees have the authority to vote their clients’ unvoted shares on Proposal 2 as well as to vote their clients’ shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 2.
The Board of Directors unanimously recommends a vote FOR the ratification of Grant Thornton as our independent registered public accountants for the fiscal year ending June 30, 2027.
20 | OSI SYSTEMS, INC. 2026 Proxy Statement

Proposal 2—Ratification of Selection of Independent Registered Public Accounting Firm
AUDIT FEES
The following table represents fees charged for professional audit services rendered by Grant Thornton for the audit of our annual financial statements for the years ended June 30, 2025 and 2026 and fees billed by Grant Thornton for other services during those years (in thousands):
NAME	FY2025 ($ IN THOUSANDS)	FY2026 ($ IN THOUSANDS)
Audit fees(1)	2,065	2,118
Audit-related fees(2)	106	85
Tax fees(3)	—	—
All other fees(4)	—	—
Total	2,171	2,203

(1)
“Audit fees” consist of fees billed for professional services rendered for the integrated audit of our consolidated financial statements and the review of our interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings or engagements and comfort letters.

(2)
The term “Audit-related fees” means fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements other than audit fees. This includes professional services related to the convertible notes issued in July 2024 and November 2025.

(3)
The term “Tax fees” means fees billed for professional services rendered for tax advice, planning and compliance (domestic and international).

(4)
The term “All other fees” means fees billed for products and services other than for the services described above.

AUDIT COMMITTEE’S PRE-APPROVAL POLICY
The Audit Committee pre-approves all audit, audit-related and tax services (other than prohibited non-audit services) to be provided by the independent public accountants. The Audit Committee has delegated to its Chairman the authority to pre-approve all other services to be provided by the independent public accountants, up to an aggregate of $50,000 each fiscal year. The Chairman reports each such pre-approval decision to the full Audit Committee at its next scheduled meeting.
INDEPENDENCE
The Audit Committee has considered whether Grant Thornton’s audit of the Company’s annual financial statement and its review of the Company’s quarterly financial statements is compatible with maintaining such independent public accountant’s independence and has determined that it is compatible.
OSI SYSTEMS, INC. 2026 Proxy Statement | 21

Report of the Audit Committee
Report of the Audit Committee

The Audit Committee is composed solely of independent directors meeting the applicable requirements of the Nasdaq rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended June 30, 2026 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with Grant Thornton, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026, for filing with the SEC.

AUDIT COMMITTEE
James B. Hawkins, Chair	William F. Ballhaus	Gerald Chizever
22 | OSI SYSTEMS, INC. 2026 Proxy Statement

Proposal 3—Advisory Vote to Approve the Compensation of Our Named Executive Officers
Proposal 3—Advisory Vote to Approve the Compensation of Our Named Executive Officers
What am I voting on and how should I vote?
We are providing our stockholders an opportunity to indicate whether they approve of our Named Executive Officer compensation as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in this Proxy Statement. This proposal is required pursuant to Section 14A of the Exchange Act.

Although this vote is advisory and is not binding on the Company, the Compensation Committee of the Board will take into account the outcome of the vote when considering future executive compensation decisions.

We believe that our compensation philosophy and practices are centered on pay-for-performance principles, designed to retain key executives and reward company performance, and strongly aligned with stockholder interests. Accordingly, stockholders are being asked to vote FOR the below resolution.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd Frank Act”) enables our stockholders to vote to approve, on an advisory, non-binding basis, our executive compensation for the fiscal year ended June 30, 2026 as disclosed in the Proxy Statement in accordance with the SEC’s rules, including Section 14A of the Exchange Act. We currently conduct this advisory vote on an annual basis, and the next advisory vote is expected to be conducted at our 2027 Annual Meeting of Stockholders.
SUMMARY
Our Board is committed to excellence in governance and is aware of the significant interest in executive compensation matters by investors and the general public. We are asking our stockholders to provide advisory approval of our executive compensation as such compensation is described in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in the Proxy Statement. We recognize and value the critical role that executive leadership plays in our performance. Our executive compensation philosophy is intended to ensure that executive compensation is aligned with our short- and long-term business strategy, objectives, and stockholder interests. Our executive compensation is designed to attract, motivate, and retain highly qualified executives. We believe that our compensation policies and procedures are centered on pay-for-performance principles and are strongly aligned with the short- and long-term interests of our stockholders.
We urge you to review the “Compensation Discussion and Analysis” section of the Proxy Statement and executive-related compensation tables for more information.
EMPHASIS ON PAY-FOR-PERFORMANCE PRINCIPLES
We believe that executive compensation should be tied to our performance on both a short-term and long-term basis. We believe that our continued success is closely tied to the performance of our executive officers and have designed our compensation practices to reward the executives for their contributions to our overall success.
OSI SYSTEMS, INC. 2026 Proxy Statement | 23

Proposal 3—Advisory Vote to Approve the Compensation of Our Named Executive Officers
ALIGNMENT WITH STOCKHOLDERS’ INTERESTS
We grant annual incentives based in part on each executive’s contribution to enhancing our short- and long-term profitable growth. We also grant long-term equity-based incentives as a substantial component of the compensation program to reward long-term performance and further align the interests of management with those of our stockholders. In recent years, we have generally used performance based RSUs as our equity incentive vehicle as these awards enable the executives to establish a meaningful equity stake in our Company while allowing them to participate in future value creation through appreciation of the shares. These awards tie the executives’ interests to those of long-term stockholders and serve to motivate the executives to lead us to achieve long-term financial goals that are expected to lead to increased stockholder value. In addition to linking compensation value to stockholder value, these awards generally have vesting conditions, which creates a strong retention incentive and helps ensure the continuity of our operations. For fiscal year 2026, 100% of the long-term equity incentives granted to our Named Executive Officers consisted of performance based RSUs subject to performance vesting based on the compound annual growth rate of revenue and operating income.
LONG-TERM PERFORMANCE
To promote our philosophy of pay-for-performance and furthering our objective of aligning the interests of management with those of our stockholders, we have established performance programs for certain of our executive officers. These programs focus on the achievement of our long-term financial goals and factors that create long-term stockholder value. By establishing performance targets tied to key corporate financial metrics, we are incentivizing our officers to achieve our long-term corporate objectives and ultimately increase stockholder value.
HIGHLIGHTS OF FISCAL 2026 EXECUTIVE COMPENSATION PROGRAM
The Board believes our executive compensation program is designed appropriately and that a vote in favor of the proposal is warranted, including for these reasons:
1	2	3	4
100% of Named Executive Officer equity awards for fiscal 2026 were performance-based and tied to measurable pre-established targets.	In light of recent strong performance, we increased our target for our annual incentive program over both the prior year’s target and the prior year’s actual performance.	We are committed to having strong governance standards and continue to take steps to further this commitment.	We value the opinions and feedback we receive from, and we continue to engage with, our stockholders, and our executive compensation program directly reflects our stockholders’ input.
1.   Performance-Based Equity Awards for Named Executive Officers

100% of the equity grants made to our Named Executive Officers during fiscal 2026 were performance-based and tied to pre-established targets. Our 2026 performance-based program established revenue and operating income targets which require significant annual growth as compared to baseline measurement levels. The revenue metric is weighted at 20%, and the operating income metric is weighted at 80%.

24 | OSI SYSTEMS, INC. 2026 Proxy Statement

Proposal 3—Advisory Vote to Approve the Compensation of Our Named Executive Officers
2.   Increased Targets for Annual Incentive Program

For fiscal year 2026, in light of recent strong performance, we increased our target goals over the prior year’s performance as set forth in the section titled “Executive Compensation Program Elements—Annual Incentive Awards.”
3.   Commitment to Corporate Governance and Best Practices

We are committed to having strong governance standards with respect to our compensation programs, procedures, and practices.
We have taken the following actions to enhance our corporate governance and executive compensation policies:
Engaged with stockholders and incorporated stockholder feedback when establishing our executive compensation programs to address specific stockholder feedback.

Appointed a Lead Independent Director to further promote the independence of our Board and appropriate oversight of management and to facilitate free and open discussion and communication among our independent directors.

Prohibited hedging and pledging of our stock by executive officers and directors. As of the date of the Proxy Statement, no shares of our stock are pledged by any Named Executive Officer or director.

Adopted a robust clawback policy consistent with SEC requirements and the Listing Standards that provides that if an accounting restatement is required due to material non-compliance with any financial reporting requirements, then we will seek to recover any incentive-based compensation received by any of our current or former executive officers over the prior three completed fiscal years preceding the date that the restatement is required to the extent such compensation exceeds the amount of incentive-based compensation that would have been paid based on the restated financial reporting measure, regardless of whether or not the current or former executive officer was at fault in the circumstances leading to the restatement.

Established rigorous Company stock ownership guidelines requiring each Named Executive Officer to own Company stock valued at least at five times his annual base salary and each other executive officer to own Company stock valued at least three times his annual base salary. These guidelines align the executives’ long-term interests with those of our stockholders. In addition, prior to attaining the 5X or 3X share ownership guideline, as applicable, each executive is required to retain at least 50% of the shares acquired upon exercise of options or vesting of RSU awards, net of amounts required to pay taxes and exercise price. For purposes of meeting the ownership requirements, unvested RSUs are counted, but unearned performance awards and unexercised stock options are not.

4.    Communications with Stockholders

We maintain open lines of communication with our stockholders, and our annual cash incentive and long-term incentive programs reflect the stockholder input we received.
Our Compensation Committee takes very seriously stockholder feedback with respect to executive compensation. At our 2025 annual meeting, approximately 81% of the votes cast on the advisory vote on the compensation of our Named Executive Officers were in favor of our executive compensation. Given the majority level of support of our stockholders of our compensation program, our Compensation Committee determined to continue to apply the same approach with respect to compensation policies and decisions for fiscal 2026.
Our Board believes that the information above as well as that provided in the section entitled “Executive Compensation” contained in the Proxy Statement demonstrates that our executive compensation program
OSI SYSTEMS, INC. 2026 Proxy Statement | 25

Proposal 3—Advisory Vote to Approve the Compensation of Our Named Executive Officers
was designed appropriately and is working to ensure that management’s interests are aligned with the stockholders’ interests and support long-term value creation.
The following resolution will be submitted for a stockholder vote at the Annual Meeting:
“RESOLVED, that the stockholders of OSI Systems, Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K of the SEC, including in the section entitled “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure contained in the Proxy Statement.”
REQUIRED VOTE
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be approved on an advisory basis, this proposal must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting.
Proposal 3 is considered a “non-routine” matter and, accordingly, brokerage firms and nominees do not have the authority to vote their clients’ unvoted shares on Proposal 3 or to vote their clients’ shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 3.
The Board of Directors unanimously recommends a vote FOR the approval, on a non-binding advisory basis, of our Named Executive Officer compensation for the fiscal year ended June 30, 2026.
26 | OSI SYSTEMS, INC. 2026 Proxy Statement

Executive Compensation
Executive Compensation
EXECUTIVE OFFICERS
Our executive officers are as follows:
NAME	AGE	POSITION	JOINED COMPANY IN
Ajay Mehra*	64	President and Chief Executive Officer	1989
Alan Edrick*	58	Executive Vice President and Chief Financial Officer	2006
Victor Sze*	59	Executive Vice President, General Counsel and Secretary	2002
Michael Tropeano*	57	President, Rapiscan	2016
Paul Morben*	65	President of Optoelectronics and Manufacturing Division	1983
Wilson Constantine	55	President of Spacelabs Healthcare	2025
Glenn Grindstaff	64	Senior Vice President and Chief Human Resources Officer	2020
Cary Okawa	60	Chief Accounting Officer	2019

*
Denotes our Named Executive Officers for fiscal 2026.

The following section sets forth certain background information regarding those persons currently serving as our executive officers, excluding Ajay Mehra, who is described above under “Proposal 1—Election of Directors”:
Alan Edrick	Executive Vice President and Chief Financial Officer since September 2006

CAREER HIGHLIGHTS
Mr. Edrick has more than three decades of financial management and public accounting experience, including mergers and acquisitions, capital markets, financial planning and analysis and regulatory compliance.
OSI SYSTEMS, INC.
▪
Executive Vice President and Chief Financial Officer (September 2006 to present)

BIOSOURCE INTERNATIONAL, INC., a biotechnology company
▪
Executive Vice President and Chief Financial Officer
(2004 to 2006, until its sale to Invitrogen Corporation)

NORTH AMERICAN SCIENTIFIC, INC., a medical device and specialty pharmaceutical company
▪
Senior Vice President and Chief Financial Officer (1998 to 2004)

PRICEWATERHOUSE LLP
▪
Served in various positions including Senior Manager, Capital Markets (1989 to 1998)

EDUCATION
▪
Master of Business Administration degree, the Anderson School at the University of California, Los Angeles

▪
Bachelor of Arts degree, in Economics/Business, the University of California, Los Angeles

OSI SYSTEMS, INC. 2026 Proxy Statement | 27

Executive Compensation
Victor S. Sze	Executive Vice President, General Counsel and Secretary since September 2004

CAREER HIGHLIGHTS
Mr. Sze has over 30 years of legal experience, both in law firm and in house positions.
OSI SYSTEMS, INC.
▪
Executive Vice President, General Counsel and Secretary (September 2004 to present)

▪
General Counsel and Secretary (November 2002 to present)

▪
Vice President of Corporate Affairs and General Counsel (March 2002 to November 2002)

INTERPLAY ENTERTAINMENT CORP., a developer and worldwide publisher of interactive entertainment software
▪
Director of Corporate Affairs, serving as in-house counsel

WOLF, RIFKIN & SHAPIRO, a law firm in Los Angeles
▪
Attorney

EDUCATION
▪
Juris Doctorate degree, Loyola Law School

▪
Bachelor of Arts degree, in Economics, the University of California, Los Angeles

Michael Tropeano	President, Rapiscan since July 2025

CAREER HIGHLIGHTS
Mr. Tropeano leads the strategic direction and global operations of the business, overseeing Rapiscan’s comprehensive portfolio of security screening technologies.
OSI SYSTEMS, INC.
▪
President, Rapiscan (July 2025 to present)

▪
Executive Vice President and General Manager, Rapiscan Cargo and Vehicle Inspection Group (July 2018 to June 2025)

▪
Executive Vice President, International Cargo Sales (September 2016 to July 2018).

AMERICAN SCIENCE AND ENGINEERING, INC.
▪
Senior Vice President and General Manager (June 2015 to September 2016)

EDUCATION
▪
Master’s degree in mechanical engineering, Rensselaer Polytechnic Institute

▪
Bachelor’s degree, the Florida Institute of Technology

Paul Morben	President of Optoelectronics and Manufacturing since July 2025

CAREER HIGHLIGHTS
Mr. Morben has over 40 years of experience in the optoelectronics and manufacturing services industries, including 15 years in Asia where he established and led the Company’s manufacturing operations in Singapore, Indonesia, and Malaysia.
OSI SYSTEMS, INC.
▪
President of Optoelectronics and Manufacturing division (July 2025 to present)

▪
President of OSI Electronics (October 2019 to June 2025)

▪
Joined the Company in 1983

MASTERWORK ELECTRONICS, INC.
▪
President and CEO (2016 to 2019)

EDUCATION
▪
Master of Business Administration degree, Concordia University, Irvine

▪
Bachelor of Science degree, in Business Administration—Management Science, California State University, Northridge

28 | OSI SYSTEMS, INC. 2026 Proxy Statement

Executive Compensation
Wilson Constantine	President of Spacelabs Healthcare since February 2025

CAREER HIGHLIGHTS
Mr. Constantine has more than 25 years in the medical device industry.
OSI SYSTEMS, INC.
▪
President of Spacelabs Healthcare (February 2025 to present)

EQT AB-BACKED OTTOBOCK HEALTHCARE NA
▪
President and Chief Executive Officer (2022 to 2024)

SMITHS MEDICAL
▪
President and General Manager, Americas (2020 to 2022)

NIHON KOHDEN AMERICA
▪
President and Chief Executive Officer (2014 to 2019)

EDUCATION ▪ Doctorate degree in P. Medicine, Samuel Merritt University ▪ Completed Undergraduate Studies in Biology, Loma Linda University
Glenn Grindstaff	Senior Vice President and Chief Human Resources Officer since February 2020

CAREER HIGHLIGHTS
Mr. Grindstaff has over 25 years of progressive human resources leadership experience.
OSI SYSTEMS, INC.
▪
Chief Human Resources Officer (February 2020 to present)

L3HARRIS TECHNOLOGIES
▪
Vice President, Human Resources and Administration (2010—2019)

HONDA AIRCRAFT
▪
Held several senior positions, including Vice President, Human Resources and Administration

SPIRENT COMMUNICATIONS
▪
Vice President, Human Resources

EDUCATION
▪
Bachelor of Arts degree, in Psychology, California State University, Northridge

Cary Okawa	Chief Accounting Officer since August 2024

CAREER HIGHLIGHTS
Mr. Okawa has over 30 years of financial management and public accounting experience.
OSI SYSTEMS, INC.
▪
Chief Accounting Officer (August 2024 to present)

▪
Vice President and Corporate Controller (August 2023—August 2024 and 2019—2021)

BINANCE.US
▪
Chief Accounting Officer (2022 to 2023)

ACORNS GROW, INCORPORATED
▪
Chief Accounting Officer (2021)

NATURAL PRODUCTS GROUP
▪
Chief Accounting Officer (2016 to 2019)

PRICEWATERHOUSECOOPERS LLP
▪
Served in various positions including Senior Audit Manager (1990 to 2000)

EDUCATION
▪
Bachelor of Business Administration, Accounting degree, University of Hawaii—College of Business Administration

OSI SYSTEMS, INC. 2026 Proxy Statement | 29

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our compensation philosophy, objectives and processes, including the methodology for determining executive compensation for our Named Executive Officers. For additional information, please refer to the more detailed compensation disclosures beginning with and following the “Summary Compensation Table” contained in this Proxy Statement.
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION AND STOCKHOLDER COMMUNICATIONS
We maintain open lines of communication with our stockholders, and senior management routinely interacts with our stockholders on a number of matters, including executive compensation, in order to better understand their opinions and to obtain their feedback. Further, the Compensation Committee considers the outcome of our annual say on pay vote when making decisions regarding our executive compensation program. At our 2025 annual meeting, 81% of the votes cast on the advisory vote on the compensation of our Named Executive Officers were in favor of our executive compensation policies. Given the majority level of support of our stockholders of our compensation program, our Compensation Committee determined to continue to apply the same approach with respect to compensation policies and decisions for fiscal 2026.
At the upcoming Annual Meeting, we will again hold an annual advisory vote to approve executive compensation. We will continue to engage with our stockholders throughout the year, and the Compensation Committee will consider the results from this year’s and future advisory votes on executive compensation, as well as any feedback received from stockholders.
GOVERNANCE HIGHLIGHTS
We are committed to having strong governance practices with respect to our compensation programs, practices and procedures. We believe that these practices reinforce our emphasis on tying executive compensation to performance. The following table highlights some of our governance practices with respect to executive compensation:
WHAT WE DO	WHAT WE DO NOT DO
Except in certain limited circumstances, use 100% performance-based vesting for Named Executive Officer equity awards

Have formulaic performance-based annual incentives

Maintain a robust clawback policy consistent with SEC requirements and the Listing Standards

Maintain share ownership and retention guidelines for executives and directors

Conduct an annual say on pay vote

Maintain open lines of communication with stockholders

Maintain a comprehensive insider trading policy designed to promote compliance with insider trading laws, rules, and regulations and the Listing Standards

No excise tax gross-ups upon a change in control

No hedging, pledging, or speculative transactions are permitted by executives and directors

No re-pricing of underwater stock options

No stock option grants with an exercise price less than fair market value

No “single trigger” severance payments owing solely on account of the occurrence of a change in control event

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EXECUTIVE COMPENSATION SUMMARY
Fiscal 2026 Performance

During fiscal 2026, we performed well, delivering excellent financial and operational results. We continued to deliver on commitments to our customers and partners while ensuring the continued safety of our employees. Highlights include:
▪
Delivered record revenues;

▪
Delivered record adjusted earnings per share;

▪
Delivered record operating cash flow;

▪
Achieved strong bookings and concluded the year with a record year-end backlog;

▪
Expanded our operating margin;

▪
Completed a strategic acquisition; and

▪
Completed two strategic financings, lowering our cost of borrowing.

Leverage Business Infrastructure

Even as we launched new products, entered new markets, and invested substantial amounts in R&D, we actively leveraged our business infrastructure and maintained intelligent cost management.
Growth in Markets and Opportunities

In fiscal 2026, we continued to expand our addressable markets through new product introductions and targeting markets that did not previously represent a significant source of revenues. This dynamic approach has served, and we believe it will continue to serve, to sustain growth over the long term.
Building a Foundation for the Future

We continue to make significant targeted investments in R&D and acquisitions. In fiscal 2026, we completed a strategic acquisition in our Security division. We believe that these types of acquisitions and investments, as well as other product development programs that are currently underway, will result in enhanced business outcomes for years to come.
ROLE OF THE COMPENSATION COMMITTEE
Our Board appoints members to the Compensation Committee. Each member of the Compensation Committee is independent within the meaning of the rules and regulations of the SEC and the Listing Standards, as currently in effect. The Compensation Committee is responsible for establishing and approving all compensation for our Named Executive Officers, including base salaries, annual incentives, long-term equity incentive compensation, benefits and perquisites, and other compensation. The Compensation Committee may delegate certain of its responsibilities to a subcommittee, to individuals or to others.
Compensation for each of our Named Executive Officers (other than our Chief Executive Officer) is recommended to the Compensation Committee by our Chief Executive Officer. Compensation for our Chief Executive Officer is established by the Compensation Committee on its own.
The Compensation Committee has designed an executive compensation program that is focused on the attainment of consistent, long-term stockholder returns through:

▪ aligning executive incentives with both single-year and multi-year performance	▪ attracting and retaining executives with capabilities to lead the Company to excel in a competitive landscape
OSI SYSTEMS, INC. 2026 Proxy Statement | 31

Executive Compensation
This structure is designed to emphasize pay for performance while simultaneously mitigating risk exposure.
EXECUTIVE COMPENSATION PROGRAM ELEMENTS
The particular elements of the compensation program for our Named Executive Officers consist of both fixed compensation and variable compensation. Consistent with our pay-for-performance philosophy, we structure our compensation program such that fixed compensation is a relatively small percentage of total compensation whereas variable compensation comprises a significant percentage of total compensation. The Compensation Committee takes risk into account when establishing the compensation program and believes that the current structure appropriately balances risk and the desire to focus executives on specific annual and long-term goals while not encouraging unnecessary or excessive risk taking.
The following is an overview of the elements of our compensation and benefits programs for fiscal 2026:
		PAY ELEMENT	DESCRIPTION
◀ FIXED ▶	Short-Term	BASE SALARY	Fixed cash compensation set based on the duties and scope of responsibilities of each executive officer’s position and the experience the individual brings to the position.
◀ AT-RISK ▶		ANNUAL INCENTIVES	Cash-based annual incentives that are determined formulaically for our corporate Named Executive Officers.
	Long-Term	LONG-TERM INCENTIVES
The fiscal 2026 program with respect to the Named Executive Officers consisted of performance based RSUs, which are earned based on the achievement of pre-established revenue and operating income metrics for each of the three years following grant, as well as an aggregate three-year metric.

◀ OTHER ▶		BENEFITS	Employee Stock Purchase Plan, medical, dental, and vision health insurance plans and life and long-term disability insurance.
		PERQUISITES	Company car for certain Named Executive Officers.
RETIREMENT
401(k) retirement plan, which includes a Company match.
Nonqualified deferred compensation plan that permits the deferral of salary and cash incentives at executive officers’ election and permits a Company match.
Nonqualified defined benefit plan, in which our Chairman of the Board is the only participant.

In fiscal 2026, fixed compensation (relative to total direct compensation) comprised approximately 9% to 49% and variable compensation comprised approximately 51% to 91% of each Named Executive Officer’s total compensation. Average variable compensation for the Named Executive Officers represented 75% of total direct compensation (salary, cash incentives, and long-term incentives).
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Fixed Compensation

Fixed compensation is intended to compensate our Named Executive Officers for their ongoing responsibilities and consists of base salary. Base salary is set to attract and retain executive talent. Base salaries for our Named Executive Officers are established at levels considered appropriate considering the duties and scope of responsibilities of each executive officer’s position and the experience the individual brings to the position. Salaries are reviewed periodically, typically on an annual basis.
The Compensation Committee takes a conservative approach with respect to base salary increases. In determining whether base salary levels for fiscal year 2026 were appropriate, the Compensation Committee considered the minimum base salary amount provided for in the Named Executive Officer’s employment agreement (if applicable), as well as a determination of each Named Executive Officer’s responsibilities, past performance, expected future contributions, as well as changes in positions during the fiscal year. During fiscal year 2026, Mr. Mehra’s, Mr. Morben’s, and Mr. Tropeano’s salaries were increased to reflect their new executive positions and increased responsibilities.
	FISCAL 2025 BASE SALARY ($)	FISCAL 2026 BASE SALARY ($)	% CHANGE
Ajay Mehra	621,448	775,240	24.7%
Alan Edrick	534,095	552,688	3.5%
Victor S. Sze	460,974	477,022	3.5%
Paul Morben	330,302	367,649	11.3%
Michael Tropeano	379,265	423,258	11.6%
Variable Compensation

Variable compensation provides our Named Executive Officers with the opportunity for substantial rewards for achieving successful performance and contributing toward sustainable and consistent stockholder returns and consists principally of annual incentive awards and long-term incentive compensation.
Annual Incentive Awards

For fiscal year 2026, all corporate Named Executive Officers (CEO, CFO and General Counsel) were eligible for an annual cash incentive pursuant to our annual incentive program. Annual incentives under this program are designed to focus our participating Named Executive Officers on annual operating achievement and near-term success. For 2026, the target and maximum annual incentives as a percentage of salary for the corporate NEOs were as follows:
	TARGET INCENTIVE (AS A % OF BASE SALARY)	MAXIMUM INCENTIVE (AS A % OF BASE SALARY)
Ajay Mehra	100%	200%
Alan Edrick	100%	150%
Victor S. Sze	100%	135%
Annual incentives are calculated based on a formula tied to adjusted return on equity (“AROE”) metrics. After consideration of the strategic business plan, goals were increased from the prior fiscal year from a target
OSI SYSTEMS, INC. 2026 Proxy Statement | 33

Executive Compensation
performance goal of 24.35% AROE to a target performance goal of 25.35% AROE. Performance goals were increased in fiscal year 2026, as follows:
ADJUSTED RETURN ON EQUITY (AROE)	% OF BASE SALARY EARNED
<18.0%	0%
19.0%	25%
21.00%	50%
22.00%	75%
25.35%	100%
25.50%	135%
25.75%	150%
26.00%	175%
≥26.25%	200%
The Compensation Committee considers AROE to be an effective annual performance measure for assessing the Company’s efficient use of capital and return to stockholders. The AROE targets were designed to be challenging yet achievable with significant effort and management skill and were established to provide the executives sufficient incentive to create long-term stockholder value while at the same time ensuring appropriate risk management. For fiscal 2026, we achieved 26.35% AROE. See the “Non-equity Incentive Plan Compensation” column of the Summary Compensation Table.
Mr. Morben, President of our Optoelectronics and Manufacturing division was eligible to receive a bonus based upon the performance of the Optoelectronics and Manufacturing division. For fiscal year 2026, Mr. Morben was awarded a cash bonus of $150,000, which is set forth in the “Bonus” column of the Summary Compensation Table.
Mr. Tropeano, President, Rapiscan was eligible to receive a bonus based upon the performance of the Security division excluding the RF business. For fiscal year 2026, Mr. Tropeano was awarded a cash bonus of $150,000, which is set forth in the “Bonus” column of the Summary Compensation Table.
Long-Term Incentive Program

In order to further promote our philosophy of pay-for-performance and furthering our objective of aligning our executive compensation with our long-term financial goals and factors that create long-term stockholder value as well as incentivizing the desired individual performance of each Named Executive Officer, we have a long-term incentive program.
The grants to our Named Executive Officers during fiscal 2026 were performance-based in their entirety. The Compensation Committee believes that this vesting structure provides an incentive for our Named Executive Officers to remain with the Company and focus the Named Executive Officers on consistently achieving corporate performance and business objectives for the benefit of our stockholders.
Our overall long-term incentive program is designed to retain our Named Executive Officers and to align the interests of our Named Executive Officers with the long-term interests of our stockholders, namely the achievement of sustainable, long-term stock price appreciation. All equity awards are made at fair market value on the date of grant (which is the date on which the Compensation Committee authorizes the grant). Under our equity incentive plan as in effect on the date of grant, fair market value is determined by the closing price of our Common Stock on such dates.
The Compensation Committee has established a three-year program for long-term performance-based incentive grants to our Named Executive Officers. The program provides for yearly initial grants of RSUs. Each award is 100% performance based and vests based on the level of performance achieved for the following metrics: compound annual revenue growth and compound annual operating income growth.
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The Compensation Committee considers compound annual growth revenue and operating income metrics to be effective long-term performance measures for assessing the Company’s performance over multiple years. The targets are designed to be challenging yet achievable with significant effort and management skill, incentivizing management to create long-term stockholder value while at the same time ensuring appropriate risk management. For the fiscal year 2026 grant, revenue and operating income figures are as reported in our annual report on Form 10-K, excluding impairment, restructuring and other charges. Compound annual growth rate is measured as compared to our fiscal year 2023 figures. As described below, the majority of the shares that can be earned under this program is based upon three-year performance, while additional shares can be earned based upon year one and year two performance.
Each initial grant would vest based upon the performance levels achieved for a three-year performance period for each metric based on the charts set forth below, which show the applicable metrics, weightings and potential vesting percentage based upon performance level achieved.
REVENUE METRIC (20% OF TOTAL)
CAGR REVENUE GROWTH	VESTING PERCENTAGE
<2.0%	0%
2.0%	25%
3.0%	50%
4.0%	75%
5.0%	100%
OPERATING INCOME METRIC (80% OF TOTAL)
CAGR EBIT GROWTH	VESTING PERCENTAGE
<3.0%	0%
3.0%	10%
3.5%	30%
4.0%	50%
5.0%	70%
6.0%	85%
7.0%	100%
Our Named Executive Officers also have the opportunity to earn additional shares for each annual performance period within the three-year performance period if certain performance levels are achieved based on the charts set forth below, excluding Mr. Mehra’s promotion grant of 13,663 RSUs, which do not have additional earning potential beyond the target level.
REVENUE METRIC (20% OF TOTAL)
CAGR REVENUE GROWTH	POTENTIAL ADDITIONAL SHARES AS A % OF INITIAL GRANT
5.5%	10%
6.0%	20%
6.5%	30%
7.0%	40%
7.5%	50%
8.0%	60%
OSI SYSTEMS, INC. 2026 Proxy Statement | 35

Executive Compensation
OPERATING INCOME METRIC (80% OF TOTAL)
CAGR EBIT GROWTH	POTENTIAL ADDITIONAL SHARES AS A % OF INITIAL GRANT
7.5%	10%
8.0%	20%
8.5%	30%
9.0%	40%
9.5%	50%
10.0%	60%
In the event of a change of control, the initial grant would vest upon the change of control; performance for any annual periods remaining in association with a particular grant will be assumed to be achieved at the maximum payout levels for the purposes of awarding additional incentive shares or units in connection with the change of control.
Our compound annual revenue growth for fiscal year 2026 was 7.13% and 11.79%, respectively, against the applicable baselines for each grant, and our compound annual operating income growth for fiscal year 2026 was 15.47% and 18.15%, respectively, against the applicable baselines for each grant. Therefore, our executive officers earned additional shares related to the fiscal year 2024, 2025, and 2026 initial grants as follows: Mr. Mehra, 20,073 shares; Mr. Edrick, 21,871 shares; Mr. Sze, 16,845 shares; Mr. Morben, 1,083 shares; and Mr. Tropeano, 287 shares.
The Compensation Committee determines, after consultation with our Chief Executive Officer, the target number of equity awards to grant to our Named Executive Officers. The grant amounts for our Chief Executive Officer are determined solely by the Compensation Committee. The Compensation Committee considers individual performance, including the following quantitative and qualitative factors, as well as overall corporate performance.
INDIVIDUAL AND CORPORATE PERFORMANCE FACTORS
QUALITATIVE FACTORS	▪ Quality of the management of units or functions managed by the Named Executive Officer
▪ Leadership of personnel under the Named Executive Officer’s management
▪ Execution of strategically important projects
▪ Overall effectiveness of units or functions managed by the Named Executive Officer
▪ Contributions to the formulation of Company strategy and tactics
▪ Contributions to stockholder value
▪ Management of risk
QUANTITATIVE FACTORS	▪ Financial performance (including earnings per share and internal metrics)
▪ Financial performance metrics for business units managed by the Named Executive Officer
▪ Compensation surveys provided by external advisors
For fiscal year 2026 performance share calculation purposes, our Chief Executive Officers, Chief Financial Officer, and General Counsel, were measured against consolidated Company performance, and the President of our Optoelectronics and Manufacturing division and the President, Rapiscan had their performance results weighted 70% based on division/business unit performance and 30% based on consolidated Company performance.
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Benefits and Perquisites

Benefits and perquisites are designed to attract and retain key employees. Currently, our Named Executive Officers are eligible to participate in benefit plans available to all employees, including our:
▪
401(k) Plan,

▪
Employee Stock Purchase Plan,

▪
medical, dental, and vision health insurance plans, and

▪
life and long-term disability insurance plans.

The 401(k) Plan, Employee Stock Purchase Plan and the medical, dental and vision plans require each participant to pay a contributory amount. We have elected to pay amounts contributed to medical, dental and vision health insurance plans and life and long-term disability insurance plans on behalf of our Named Executive Officers. In addition, we maintain an executive medical reimbursement plan under which our Named Executive Officers receive reimbursement for out-of-pocket expenses not covered by their health insurance plans. Employee individual plan contributions are subject to the maximum contribution allowed by the Internal Revenue Code. We lease automobiles for or provide an auto allowance to certain of our Named Executive Officers.
We maintain a Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”) that is unfunded for federal tax purposes and allows certain of our Named Executive Officers and a select group of other managers or highly compensated employees (as designated by the Compensation Committee) to defer a specified percentage of certain compensation, including salary, bonuses and commissions. Distributions may be made in a lump sum (or in installments if elected in accordance with the terms of the Deferred Compensation Plan) upon termination of employment, disability, a specified withdrawal date or death. Additional information about this plan is summarized below under the heading “Nonqualified Deferred Compensation.”
We also maintain a Nonqualified Defined Benefit Plan (the “Defined Benefit Plan”) that is unfunded for federal tax purposes and that constitutes an unsecured promise by the Company to make payments to participants in the future following their retirement, termination in connection with a change in control of the Company, or their death or disability. Under the terms of the Defined Benefit Plan, a committee designated by the Board may select participants. Currently, Mr. Chopra is the only participant in this plan. Additional information about this plan is summarized below under the heading “Pension Benefits.”
Total Compensation Mix

While the Compensation Committee does not apply a predetermined or mathematical weighting to determine the fixed and variable elements of compensation, the Compensation Committee believes that the elements described above provide a well-proportioned mix of equity based, at risk or performance-based compensation, and retention-based compensation that produces short-term and long-term incentives and rewards. We believe this compensation mix provides our Named Executive Officers a measure of security as to the minimum levels of compensation that they are eligible to receive, while motivating the Named Executive Officers to focus on the business measures that will produce a high level of corporate performance, as well as reducing the risk of recruitment of highly qualified executive talent by our competitors. The mix of annual incentives and the equity-based awards likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance. We believe that this compensation mix results in a pay-for-performance orientation that is aligned with our compensation philosophy, which takes into account individual, group and Company performance.
OSI SYSTEMS, INC. 2026 Proxy Statement | 37

Executive Compensation
BASES FOR OUR COMPENSATION POLICIES AND DECISIONS
In determining target compensation opportunities for our Named Executive Officers for fiscal 2026, the Compensation Committee performed a review of both overall and relative individual Named Executive Officer and corporate performance based on the qualitative and quantitative factors described in the table below. The factors considered did not have any predetermined or mathematical weighting; rather, the Compensation Committee considered the overall performance of each executive, considering the factors, and including consideration of unplanned events and issues emerging during the fiscal year. Each factor was evaluated and taken into consideration in the Compensation Committee’s overall determination of each Named Executive Officer’s total compensation package, including both the amount of compensation as well as allocation of such compensation between short-term and long-term components.
INDIVIDUAL AND CORPORATE PERFORMANCE FACTORS
QUALITATIVE FACTORS	▪ Furtherance of long-term goals
▪ Individual performance and experience
▪ Demonstration of leadership skills and ability
▪ Achievement of strategic targets
▪ Management of unplanned events and issues emerging during the fiscal year
QUANTITATIVE FACTORS	▪ Compensation paid in prior years
▪ Financial performance of Company/division/business unit
▪ Peer group compensation and performance data
▪ Compensation surveys provided by external advisors
The Compensation Committee’s review included evaluating the compensation of the Named Executive Officers in light of information regarding the compensation practices and corporate financial performance of other companies. In making its determinations, the Compensation Committee reviewed information summarizing the compensation paid at peer group companies and more broad-based compensation surveys. The peer companies were developed based on similarity in size and operations within the industries in which we operate as follows:
PEER GROUP
▪ AAR Corp.	▪ IPG Photonics Corporation	▪ Netgear, Inc.
▪ Avanos Medical, Inc.	▪ Itron, Inc.	▪ NetScout Systems, Inc.
▪ Cognex Corporation	▪ Knowles Corp.	▪ Novanta Inc.
▪ Enovis Corporation	▪ Kratos Defense & Security Solutions, Inc.	▪ Varex Imaging Corp.
▪ Extreme Networks, Inc.	▪ Lumentum Holdings Inc.	▪ Viasat, Inc.
▪ F5, Inc.	▪ Masimo Corporation	▪ Viavi Solutions Inc.
▪ Haemonetics Corporation	▪ Methode Electronics, Inc.	▪ Vishay Intertechnology, Inc.
▪ Hexcel Corporation
The peer companies were selected based on a set of established criteria intended to select companies that are:
▪
similar in size,

▪
operate in similar end markets, proportional to our principal lines of business, and

▪
compete with us for executive talent.

Companies were selected from the following industries, based on a range of comparable financial metrics:
▪
aerospace and defense,

▪
communications equipment,

▪
electronic equipment instruments, and components, and

▪
healthcare equipment and supplies industries.

38 | OSI SYSTEMS, INC. 2026 Proxy Statement

Executive Compensation
The Compensation Committee has engaged independent compensation consulting firm, Pearl Meyer, to provide advisory services on executive compensation matters. The Compensation Committee also considered compensation levels and practices for executives holding comparable positions. This review further assisted the Compensation Committee in determining the appropriate level and mix of compensation for each Named Executive Officer. In connection with its review, the Compensation Committee also considered that certain Named Executive Officers were located in the high cost of living area in the geographic location of our Company headquarters.
While the Compensation Committee did not engage in formal benchmarking with pre-established targets, the Compensation Committee reviewed our actual performance taken as a whole, as well as our performance relative to our peer group and established compensation levels at the competitive level that it believed most appropriately corresponded to our comparative performance.
The Compensation Committee believes that the fixed component of compensation is designed to compensate each Named Executive Officer based on the duties and scope of responsibilities of his position and the experience he brings to the position. Consistent with the Company’s pay-for-performance philosophy, the variable component of compensation, in the form of annual incentives and performance-based equity grants comprised a significant portion of total compensation.
The Compensation Committee’s compensation decisions are designed to encourage performance that enhances long-term stockholder value. The Compensation Committee believes that attracting and retaining executive talent capable of achieving our long-term, strategic objectives is the best way to align executive compensation decisions with the interests of stockholders. The Compensation Committee also believes that meeting financial targets as well as near-term strategic goals demonstrates whether an executive is on track to accomplish longer-term objectives.
COMPENSATION POLICIES AND PRACTICES
Minimum Equity Ownership and Retention Guidelines

We believe that our executive officers should hold a significant amount of Company equity to link their long-term economic interests directly to those of our stockholders. Accordingly, we have established requirements that Named Executive Officers own at minimum equity of the Company valued at five times their respective annual base salaries and other executive officers own at minimum equity of the Company valued at three times their respective annual base salaries.

We believe that this multiple constitutes significant amounts for our executive officers and provides a substantial link between the interests of our executive officers and those of our stockholders. Executive officers have five years from the date of appointment to attain such ownership levels. During such time that an executive officer has not attained the share ownership guideline, such officer is required to retain at least 50% of the shares acquired upon exercise of options or vesting of RSUs, net of amounts required to pay taxes and exercise price. We periodically review our minimum equity ownership guidelines. For purposes of meeting the ownership requirements, unvested RSUs are counted, but unearned performance awards and unexercised stock options are not. Each of our Named Executive Officers meets or exceeds our minimum equity ownership guidelines.
Clawback Policy

We maintain a clawback policy consistent with SEC requirements and the Listing Standards. The policy provides that if an accounting restatement is required due to material non-compliance with any financial reporting requirements, then we will seek to recover any incentive-based compensation received by any of our current or former executive officers over the prior three completed fiscal years preceding the date that the restatement is required to the extent such compensation exceeds the amount of incentive-based
OSI SYSTEMS, INC. 2026 Proxy Statement | 39

Executive Compensation
compensation that would have been paid based on the restated financial reporting measure, regardless of whether or not the current or former executive officer was at fault in the circumstances leading to the restatement.
Policy Prohibiting the Hedging or Pledging of Company Stock

We have adopted a policy that prohibits our employees and directors from entering into any transaction that is designed to hedge or offset any decrease in the market value of our Common Stock or other equity securities. Our Board has determined that transactions in mutual funds or other similar type investment vehicles that contain less than 50% Company stock at the time of an employee’s or director’s initial investment is not considered a hedge for purposes of our policy. We have also adopted a policy that prohibits our executive officers and directors from holding Company stock or other equity securities in margin accounts or pledging Company stock or other equity securities as collateral for a loan. As of the date of this Proxy Statement, no shares of Company stock are pledged by any Named Executive Officer or director.
Policies and Practices Related to the Grant of Certain Equity Awards

Our practice is generally to not grant stock options in anticipation of the release of material nonpublic information and not time the public release of such information based on stock option grant dates. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant. In fiscal 2026, we did not grant new awards of stock options, stock appreciation rights, or similar option-like instruments to our Named Executive Officers.
EMPLOYMENT AGREEMENTS
We have entered into employment agreements with Messrs. Mehra, Edrick, and Sze. The terms of each of such agreements or arrangements are summarized below under the heading “Employment Agreements.” These types of arrangements are used to retain executives and formalize the terms of the executives’ employment.
TAX CONSIDERATIONS
Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a publicly held company can deduct in any tax year on compensation paid to “covered employees.” The Compensation Committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not tax deductible.
40 | OSI SYSTEMS, INC. 2026 Proxy Statement

EXECUTIVE COMPENSATION
COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table sets forth the compensation for our principal executive officers, principal financial officer, and our three highest paid executive officers serving as executive officers on June 30, 2026 (the “Named Executive Officers”) for the fiscal years ended June 30, 2026, 2025, and 2024.
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS(1) ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(2) ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION(3) ($)	TOTAL ($)
Ajay Mehra President and Chief Executive Officer	2026	775,240	—	5,999,970	—	1,552,500	—	145,196	8,472,906
	2025	621,448	—	5,269,720	—	1,500,000	—	120,973	7,512,141
	2024	492,340	—	504,986	—	4,675,000	—	104,772	5,777,098
Alan Edrick Executive Vice President and Chief Financial Officer	2026	552,688	—	1,885,008	—	830,112	—	172,229	3,440,037
	2025	534,095	—	1,884,972	—	802,041	—	109,028	3,330,136
	2024	519,120	—	1,683,168	—	778,680	—	87,641	3,068,609
Victor S. Sze Executive Vice President, General Counsel and Secretary	2026	477,022	—	1,425,009	—	644,819	—	91,946	2,638,796
	2025	460,974	—	1,375,325	—	623,016	—	95,320	2,554,635
	2024	448,050		1,375,330	—	604,868	—	91,512	2,519,760
Paul Morben President of Optoelectronics and Manufacturing Division	2026	367,649	150,000	300,081	—	—	—	43,887	861,617
	2025	330,302	83,214	274,982	—	—	—	38,700	727,198
Michael Tropeano President, Rapiscan	2026	423,258	150,000	349,995	—	—	—	56,297	979,550
(1)
Represents the aggregate grant date fair value computed in accordance with generally accepted accounting principles of awards granted during the applicable fiscal year. Stock Awards column includes performance-based awards granted at target values. For additional information on the maximum amounts that could be earned if all metrics are achieved at the highest levels, see the Grants of Plan-Based Awards Table below. See Note 9 to the Consolidated Financial Statements included in our Form 10-K for the fiscal year ended June 30, 2026 for a discussion of the assumptions used in valuation of stock awards.

(2)
Represents amounts earned under the annual incentive program and, for fiscal year 2024, for Mr. Mehra under the Cargo Incentive Program (as described in the Company’s proxy statement filed with the SEC on October 25, 2024).

(3)
Individual breakdowns of amounts set forth in “All Other Compensation” with respect to the fiscal year ended June 30, 2026 are as follows:

NAME	MATCHING 401(K), NONQUALIFIED DEFERRED COMPENSATION(a) ($)	CAR BENEFIT ($)	HEALTH INSURANCE AND MEDICAL REIMBURSEMENT PAYMENTS ($)	LIFE AND L-T DISABILITY INSURANCE PAYMENTS ($)	TOTAL ALL OTHER COMPENSATION ($)
Ajay Mehra	88,516	6,675	38,544	11,461	145,196
Alan Edrick	66,003	3,135	98,857	4,234	172,229
Victor S. Sze	58,404	4,761	18,965	9,816	91,946
Paul Morben	41,449	—	965	1,473	43,887
Michael Tropeano	47,183	—	7,257	1,857	56,297

(a)
Company matching amounts for the 401(k) Plan and Deferred Compensation Plan are subject to vesting schedules as specified in the applicable plan documents

OSI SYSTEMS, INC. 2026 Proxy Statement | 41

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS TABLE
The following table sets forth the plan-based awards made during the fiscal year ended June 30, 2026 to each of our Named Executive Officers(1):
		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(3)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(7) ($)
NAME AND POSITION	GRANT DATE	THRESHOLD(2) ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD(4) (#)	TARGET(5) (#)	MAXIMUM(6) (#)
Ajay Mehra President and Chief Executive Officer	8/1/2025	—	—	—	—	13,663	38,256	—	2,999,985
	8/1/2025	—	—	—	—	13,663(8)	13,663	—	2,999,985
	—	—	776,250	1,552,500	—	—	—	—	—
Alan Edrick Executive Vice President and Chief Financial Officer	8/1/2025	—	—	—	—	8,585	24,038	—	1,885,008
	—	—	553,408	830,112	—	—	—	—	—
Victor S. Sze Executive Vice President, General Counsel and Secretary	8/1/2025	—	—	—	—	6,490	18,172	—	1,425,009
	—	—	477,643	644,819	—	—	—	—	—
Paul Morben President, Optoelectronics and Manufacturing Division	8/1/2025	—	—	—	—	1,139	3,189	—	250,090
	10/10/2025	—	—	—	—	207(9)	580	—	49,991
Michael Tropeano President, Rapiscan	8/1/2025	—	—	—	—	1,594	4,463	—	349,995

(1)
We have omitted from this table the columns titled “All Other Option Awards: Number of Securities Underlying Options,” and “Exercise or Base Price of Option Awards” because no amounts would have been included in such columns.

(2)
No amounts are shown in this column as our annual incentive program provides for no award under certain circumstances.

(3)
Performance-based awards vest upon the attainment of certain one-, two- and three-year performance targets.

(4)
No amounts are shown in this column as our long-term performance program provides for none of the RSUs to vest under certain circumstances, as more fully explained above in the section entitled “Long-Term Incentive Program.”

(5)
Represents the initial awards granted to the executives as more fully explained above in the section entitled “Long-Term Incentive Program.”

(6)
Represents the maximum that each executive could receive if all performance metrics are achieved at the highest levels as more fully explained above in the section entitled “Long-Term Incentive Program.”

(7)
The grant date fair value of the RSUs was computed in accordance with generally accepted accounting principles and represents the total projected expense to the Company of grants made during the past fiscal year.

(8)
Granted in connection with Mr. Mehra’s appointment as President and Chief Executive Officer.

(9)
Supplemental grant to Mr. Morben to reflect an increase in his responsibilities.

42 | OSI SYSTEMS, INC. 2026 Proxy Statement

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth the outstanding equity awards for each Named Executive Officer as of June 30, 2026(1):
NAME AND PRINCIPAL POSITION	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(2) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3) ($)
Ajay Mehra President and Chief Executive Officer	47,117	10,304,488
Alan Edrick Executive Vice President and Chief Financial Officer	36,453	7,972,271
Victor S. Sze Executive Vice President, General Counsel and Secretary	28,075	6,140,003
Paul Morben President, Optoelectronics and Manufacturing Division	5,577	1,219,690
Michael Tropeano President, Rapiscan	1,594	348,608

(1)
We have omitted from this table the “Option Awards” and “Stock Awards” columns because no amounts would have been included in such columns.

(2)
Performance based awards vest upon the attainment of certain one-, two- and three-year performance targets.

(3)
The market value of RSU awards that have not yet vested is based on the number of unvested RSUs on June 30, 2026 multiplied by the closing price of our Common Stock on June 30, 2026 ($218.70 per share).

OSI SYSTEMS, INC. 2026 Proxy Statement | 43

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth information regarding the exercise of options by and the vesting of RSUs held by each of our Named Executive Officers during fiscal year ended June 30, 2026:
	OPTION AWARDS		STOCK AWARDS
NAME AND PRINCIPAL POSITION	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING(1) (#)	VALUE REALIZED ON VESTINGS(2) ($)
Ajay Mehra President and Chief Executive Officer	—	—	35,866	7,843,894
Alan Edrick Executive Vice President and Chief Financial Officer	—	—	47,718	10,435,927
Victor S. Sze Executive Vice President, General Counsel and Secretary	—	—	38,279	8,371,617
Paul Morben President, Optoelectronics and Manufacturing Division	—	—	3,831	837,840
Michael Tropeano President, Rapiscan			1,843	403,064

(1)
Includes shares acquired from the vesting of performance-based RSU awards based upon performance in fiscal years 2023, 2024 and 2025.

(2)
Represents the number of RSU awards that vested multiplied by the fair market price of our Common Stock on the date of vesting.

PAY RATIO
Pursuant to the Dodd Frank Act, the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the annual total compensation of our Chief Executive Officer. The compensation for Mr. Mehra in fiscal year 2026 was approximately 429 times the median pay of our employees.
Median employee total annual compensation (excluding the CEO’s total annual compensation): $19,749 (figure converted to United States dollars (USD) from Malaysian ringgit (MYR) at 1 USD to 4.07221 MYR, the June 30, 2026 exchange rate as published by Oanda.com).
CEO total annual compensation: $8,472,906
Ratio of CEO to median employee compensation: 429 to 1
With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of the Summary Compensation Table above. We identified the median employee by reviewing the fiscal year 2026 annual base pay for all individuals, excluding our Chief Executive Officer, who were employed by us on June 30, 2026. We included all employees globally, including for example Indonesia, India, Malaysia, Mexico, and Guatemala, among others, without regard to location, whether employed on a full-time, part-time, or seasonal basis. We did not make any assumptions, adjustments or estimates with respect to compensation other than annualizing the compensation for any full-time employees that were not employed by us for all of fiscal 2026. Using this methodology, we determined that the median employee was a full-time salaried employee located in Malaysia. A significant percentage of our employees are located in countries where the cost of living and wages are substantially lower than in the United States. Compensation rates are set to be market-competitive in the country in which the jobs are performed.
44 | OSI SYSTEMS, INC. 2026 Proxy Statement

EXECUTIVE COMPENSATION
Accordingly, the resulting CEO to median employee pay ratio is substantially higher than it would have been if the cost of living and wages in those countries were comparable to the United States.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, presented below is the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning our variable pay-for-performance philosophy and how we align executive compensation with our performance, refer to “Executive Compensation—Compensation Discussion and Analysis.”
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR CEO ($)	COMPENSATION ACTUALLY PAID TO CEO ($)(1)	SUMMARY COMPENSATION TABLE TOTAL FOR FORMER CEO ($)	COMPENSATION ACTUALLY PAID TO FORMER CEO($)(1)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-CEO NEO(2) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-CEO NEOS(3) ($)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME ($)	OPERATING INCOME ($)
							TOTAL STOCKHOLDER RETURN ($)	PEER GROUP TOTAL STOCKHOLDER RETURN(4) ($)
2026	8,472,906	9,957,513			1,998,014	4,259,695	215.17	91.36	154,711,000	218,970,000
2025	7,512,141	13,498,538	4,648,625	34,739,980	1,803,211	7,089,971	221.23	136.30	149,637,000	217,524,000
2024			20,683,518	36,160,052	3,035,985	5,431,096	135.30	125.58	128,154,000	189,061,000
2023			8,107,748	32,360,845	2,574,233	5,678,095	115.93	94.74	91,778,000	135,279,000
2022			9,654,358	16,864,015	2,281,438	2,891,868	84.06	93.56	115,347,000	121,749,000
(1)
The dollar amounts reported represent the amount of compensation actually paid to our CEO and former CEO as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our CEO and former CEO during the applicable year.

(2)
Mr. Edrick, Mr. Sze, Mr. Morben, and Mr. Tropeano were our non-CEO NEOs for 2026. Mr. Edrick, Mr. Sze, Mr. Mansouri, and Mr. Morben were our non-CEO NEOs for 2025. Mr. Edrick, Mr. Mehra, Mr. Sze, and Mr. Mansouri were our non-CEO NEOs for 2023 and 2024; Mr. Edrick, Mr. Mehra, Mr. Sze, and Mr. Maginnis were our non-CEO NEOs for 2022.

(3)
The dollar amounts reported represent the average amount of compensation actually paid to the NEOs as a group (excluding our CEOs, as applicable), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEOs, as applicable) during the applicable year.

(4)
The new peer group as reported in our fiscal year 2026 Form 10-K includes Conmed Corp., Evolv Technologies Holdings, Inc., and Leidos Holdings Inc. The new peer group excludes Smiths Group Plc, which is in the process of divesting Smiths Detection, and adds Evolv Technologies Holdings, Inc., which more closely reflects our Company’s participation in the security screening and detection market. Our prior peer group included Conmed Corp., Leidos Holdings Inc., and Smiths Group Plc. The prior peer group TSR for the years ended June 30, 2022, 2023, 2024, and 2025 were $88.22, $103.14, $107.95, $141.25 and $159.08, respectively.

OSI SYSTEMS, INC. 2026 Proxy Statement | 45

EXECUTIVE COMPENSATION
The following table reconciles the total compensation shown in the Summary Compensation Table to the compensation actually paid to NEOs shown in the Pay Versus Performance Table above.
YEAR	SUMMARY COMPENSATION TABLE TOTAL ($)	EQUITY AWARDS INCLUDED IN SUMMARY COMPENSATION TABLE ($)	YEAR-END VALUE OF UNVESTED EQUITY AWARDS GRANTED IN YEAR ($)	CHANGE IN YEAR-END VALUE OF UNVESTED EQUITY AWARDS GRANTED IN PRIOR YEARS ($)	CHANGE IN VALUE OF UNVESTED EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED DURING YEAR ($)	CHANGE IN FAIR VALUE OF AWARDS THAT WERE FORFEITED DURING THE YEAR ($)	CHANGE IN THE ACTUARIAL PRESENT VALUES REPORTED UNDER THE “CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS” COLUMN OF THE SUMMARY COMPENSATION TABLE ($)	SERVICE COST AND, IF APPLICABLE, PRIOR SERVICE COST FOR PENSION PLANS ($)	COMPENSATION ACTUALLY PAID ($)
CEO
2026	8,472,906	(5,999,970)	6,814,692	441,459	228,426	—	—	—	9,957,513
2025 (CEO)	7,512,141	(5,269,720)	8,879,497	2,245,897	130,723	—	—	—	13,498,538
2025 (Former CEO)	4,648,625	(2,609,127)	6,752,321	23,925,187	1,644,567	—	—	378,407	34,739,980
2024	20,683,518	(4,000,008)	7,474,212	9,077,301	2,376,772	—	—	548,257	36,160,052
2023	8,107,748	(4,833,221)	12,027,821	15,412,481	519,822	—	(204,135)	1,330,329	32,360,845
2022	9,654,358	(4,833,148)	7,514,030	5,867,194	(498,504)	—	(1,954,741)	1,114,826	16,864,015
NON-CEO NEOS
2026	1,998,014	(990,023)	1,509,741	1,584,258	157,705	—	—	—	4,259,695
2025	1,803,211	(908,808)	2,240,561	3,738,733	216,274	—	—	—	7,089,971
2024	3,035,985	(959,626)	1,759,465	1,263,388	331,884	—	—	—	5,431,096
2023	2,574,233	(959,590)	1,948,519	2,046,128	68,805	—	—	—	5,678,095
2022	2,281,438	(941,882)	1,179,659	505,613	(79,244)	(53,716)	—	—	2,891,868
The following charts reflect the compensation actually paid to our Chief Executive Officer, former Chief Executive Officer, and the average compensation actually paid to the non-CEO NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K, and their relation to (i) our TSR, (ii) our net income and (iii) our operating income, in each case for 2022, 2023, 2024, 2025, and 2026. We also show below the relationship between our TSR and the TSR of our peer group over this period.
46 | OSI SYSTEMS, INC. 2026 Proxy Statement

EXECUTIVE COMPENSATION
COMPENSATION ACTUALLY PAID VS. TSR
COMPENSATION ACTUALLY PAID VS. NET INCOME
We do not consider net income to be one of our most important financial performance measures and, accordingly, it is not utilized in our compensation programs. We believe there is limited relationship, if any, between compensation actually paid and net income. Net income in fiscal year 2022 included a $27.4 million pre-tax gain on sale of a property in a sale-leaseback transaction.
OSI SYSTEMS, INC. 2026 Proxy Statement | 47

EXECUTIVE COMPENSATION
COMPENSATION ACTUALLY PAID VS. OPERATING INCOME
We consider the following to be the most important financial performance measures we used to link compensation actually paid to our NEOs to company performance for fiscal year 2026.
FINANCIAL PERFORMANCE MEASURES
Revenue
Operating Income (EBIT)
AROE
PENSION BENEFITS
We maintain the Defined Benefit Plan. The Defined Benefit Plan constitutes an unsecured promise by the Company to make payments to participants upon vesting. Mr. Chopra is currently the only participant in the Defined Benefit Plan.
Under the terms of his participation, Mr. Chopra is entitled to a total benefit of $19.5 million (as adjusted for certain CPI increases) payable over a multi-year period. The initial payment was $5.25 million and the remaining payments will be in quarterly installments. Mr. Chopra is fully vested in all benefits under the Defined Benefit Plan. In the event of Mr. Chopra’s death or disability, he or his dependents shall receive the present value of the remaining retirement benefits payable within 60 days following his death or disability, as applicable. In the event of Mr. Chopra’s Separation from Service (as defined in the Defined Benefit Plan) within 24 months following a Change in Control (as defined in the Defined Benefit Plan), Mr. Chopra shall be entitled to (i) the net present value of $6 million of his retirement benefit payable in a single lump sum within 90 days following his Separation from Service and (ii) the net present value of $4 million of his retirement benefit payable in the form of a single lump sum 90 days following the first anniversary of his Separation from Service, each subject to Section 409A of the Internal Revenue Code. In the event a Change in Control occurs after his Separation from Service during the payout of Mr. Chopra’s benefits, the present value of all remaining payments shall be paid in the form of a single lump sum within 90 days following the Change in Control. In the event of a Change in Control, whether before or after Mr. Chopra’s Separation from Service, the net present value of all remaining payments with respect to $9.5 million of his retirement benefit shall be paid in the form of a single lump sum within 90 days following the Change in Control.
48 | OSI SYSTEMS, INC. 2026 Proxy Statement

EXECUTIVE COMPENSATION
The following table sets forth information regarding the Defined Benefit Plan for the Mr. Chopra during fiscal year ended June 30, 2026(1). For a discussion of the valuation method and all material assumptions applied in quantifying the present value of the current accrued benefit, please see Note 13 to the Consolidated Financial Statements included in our Form 10-K for the year ended June 30, 2026.
NAME AND PRINCIPAL POSITION	NUMBER OF YEARS OF CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)	PAYMENTS DURING LAST FISCAL YEAR ($)
Deepak Chopra Chairman of the Board	19	10,726,404	2,129,768

(1)
We have omitted from this table the column titled “Plan Name” because only the Defined Benefit Plan is covered by this table.

NONQUALIFIED DEFERRED COMPENSATION
We adopted the Deferred Compensation Plan in May 2008, as amended and restated in April 2014. Under the Deferred Compensation Plan, a select group of our management or highly compensated employees (as designated by the Compensation Committee), including certain of our Named Executive Officers, may defer a specified percentage of their salary, bonuses and commissions and thereby defer taxation of these deferred amounts until actual payment of the deferred amounts in future years. The Named Executive Officers may elect to defer up to 80% of their base salary and up to 100% of other types of eligible compensation. The Deferred Compensation Plan also allows us to make discretionary contributions and matching contributions on behalf of eligible participants.
Participating Named Executive Officers receive market-based returns on their deferred compensation amounts based on the performance of a variety of mutual fund-type investment vehicles chosen by them and which are similar to the investment vehicles made available to all employees participating in the Deferred Compensation Plan. Participants may at any time change their investment allocations among the investment vehicles made available under the Deferred Compensation Plan. The rates of return for the various investment vehicles for deferred amounts in the Deferred Compensation Plan in fiscal 2026 ranged from 3.3% to 32.6%.
Distributions to participants may be made in a lump sum (or in installments if elected in accordance with the terms of the Deferred Compensation Plan) upon termination of employment, disability, a specified withdrawal date or death.
OSI SYSTEMS, INC. 2026 Proxy Statement | 49

EXECUTIVE COMPENSATION
The following table sets forth information regarding contributions into the Deferred Compensation Plan made by or for each of the participating Named Executive Officers during the fiscal year ended June 30, 2026:
NAME AND PRINCIPAL POSITION	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)	COMPANY CONTRIBUTIONS IN LAST FY(1)(2) ($)	AGGREGATE EARNINGS IN LAST FY ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE ($)
Ajay Mehra President and Chief Executive Officer	77,524	77,524	569,946	—	3,701,702
Alan Edrick Executive Vice President and Chief Financial Officer	376,085	55,269	1,515,136	—	11,177,237
Victor S. Sze Executive Vice President, General Counsel and Secretary	47,702	47,702	627,556	—	4,036,936
Paul Morben President, Optoelectronics and Manufacturing Division	32,581	32,581	63,340	—	507,324
Michael Tropeano President, Rapiscan	36,003	36,003	76,216	—	497,259

(1)
The amounts reported in the Company Contributions column are reported in the All Other Compensation column in the Summary Compensation Table above.

(2)
Represents matching contribution. No discretionary contributions were made in fiscal year 2026.

EMPLOYMENT AGREEMENTS
We have entered into employment agreements with Messrs. Mehra, Edrick, and Sze.
Ajay Mehra’s, Alan Edrick’s and Victor Sze’s Employment Agreements

On April 29, 2024, Ajay Mehra, then our Executive Vice President and President OSI Security Division, Alan Edrick, our Executive Vice President and Chief Financial Officer, and Victor Sze, our Executive Vice President and General Counsel entered into Amended and Restated Employment Agreements. Mr. Mehra’s agreement was amended effective January 1, 2025 in connection with his appointment as Chief Executive Officer. For purposes of this section, Messrs. Mehra, Edrick and Sze are each individually referred to as the “Executive.” Other than differences described herein, the terms of such agreements are substantially identical to each other. Unless the agreement is terminated earlier in accordance with its terms, the agreement has a one year term that shall automatically be extended for successive one year periods, unless either party delivers notice of non-renewal to the other party at least 30 days prior to the end of the initial term or any renewal period then in effect. The agreements provide for an initial annual base salary of $750,000 for Mr. Mehra, $519,120 for Mr. Edrick and $448,050 for Mr. Sze. The Executive is also eligible to receive bonus payments from the bonus pool established by us for our officers and employees and to participate in incentive compensation and other employee benefit plans established by us. The agreement contains certain restrictive covenants and other prohibitions that protect our proprietary and confidential information following termination and preclude the Executive during the term of the agreement and for 18 months thereafter from soliciting for hire any individual that was an executive, supervisor or manager of the Company on, or within 90 days prior to, the Executive’s last date of employment with us. Each Executive’s agreement also contains a clawback provision whereby the Executive’s incentive or performance-based compensation shall be subject to reduction or repayment by reason of a correction or restatement of our financial information if and to the extent such reduction or repayment is required by any applicable law.
50 | OSI SYSTEMS, INC. 2026 Proxy Statement

EXECUTIVE COMPENSATION
Under the terms of the agreement, the Company may terminate the Executive’s employment at any time for “cause” (as defined in the agreement), or for the following additional reasons: (i) in the event of the Executive’s death; (ii) because of physical or mental incapacity or disability, failure to perform the essential functions of his position for an aggregate period of 180 days within any 12 month period; or (iii) without cause on 30 days written notice, each as further detailed in the agreement. The Executive may also terminate his employment agreement for “good reason” (as defined in the agreement) or at any time on 30 days written notice.
In the event of the termination of the Executive’s employment by the Company without cause, the Company’s non-renewal of the Executive’s employment agreement or the termination of such employment by the Executive for good reason, the Executive shall be entitled to: (i) an amount equal to 24 months’ salary at the Executive’s then-current base salary plus an amount equal to two times the average of the highest three annual bonuses paid by us to the Executive in the five years preceding such termination; (ii) continuation of the Executive’s car usage or allowance payments for a period of six months after separation from service; (iii) an allowance of $6,000 for outplacement services; and (iv) acceleration of vesting of all stock options, equity grants and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of the Executive’s last date of employment) from us to Executive as follows: (a) grants vesting over time shall be fully vested on separation from service, (b) grants vesting based on performance shall be accelerated and fully vested at target performance levels on separation from service without regard to whether the performance targets are projected to be met for such performance period, and (c) the time to exercise nonqualified stock options shall be extended such that Executive’s right to exercise such stock options shall continue until the first anniversary of the Executive’s last date of employment, but in no event later than the expiration date of the options.
In the event of the termination of the Executive’s employment by the Company without cause or by the Executive for good reason, within 90 days prior to or 12 months after a “change in control” (as defined in the agreement), then the Executive shall be entitled to either (i) the severance payment described in the applicable paragraph above except that incentive compensation awards shall, to the extent unvested, immediately vest at maximum performance levels or (ii) an alternative amount calculated in accordance with Internal Revenue Code Section 280G.
POTENTIAL PAYMENT UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL
The following tables reflect the breakdown of potential payments and benefits upon termination or a change in control required under the Named Executive Officers’ current employment arrangements. The tables therefore assume that the terms of employment to which each Named Executive Officer is currently subject had been in effect on June 30, 2026, and that employment terminated on such date. The tables also assume that the price of our Common Stock, on which certain calculations in the following tables are made, was the closing price of our Common Stock on June 30, 2026, the last business day of the fiscal year ($218.70).
Please also note that regardless of the manner in which a Named Executive Officer’s employment terminates, the officer is entitled to receive amounts earned during the term of employment. These amounts, which are not included in the following tables, include: (i) regular salary accrued as of the final date of employment; (ii) bonuses accrued as of the final date of employment; (iii) vacation and paid time off accrued as of the final date of employment; (iv) business expense reimbursements not yet paid as of the final date of employment; and (v) amounts contributed under our qualified and nonqualified deferred compensation plans.
All disclosed amounts in the following tables are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which amounts would only be known at the time that they become eligible for such payments.
Subject to the foregoing, upon a change in control, Mr. Morben and Mr. Tropeano would be entitled to the accelerated vesting of their stock awards valued at $2,564,476 and $976,058, respectively.
OSI SYSTEMS, INC. 2026 Proxy Statement | 51

EXECUTIVE COMPENSATION
Also subject to the foregoing, the following table reflects the breakdown of potential payments and benefits upon termination or a change in control required under the respective employment agreements of Messrs. Mehra, Edrick and Sze.
NAME AND PRINCIPAL POSITION	REASON FOR TERMINATION	SALARY ($)	BONUS ($)	ACCELERATED VESTING OF STOCK AWARDS ($)	CAR ALLOWANCE ($)	OUTPLACEMENT SERVICES ($)	TOTAL ($)
Ajay Mehra President and Chief Executive Officer	Good Reason or Without Cause	1,552,500	6,374,667	10,304,488	6,000	6,000	18,243,655
	Good Reason or Without Cause in Connection with a Change in Control(1)	1,552,500	6,374,667	20,313,512	6,000	6,000	28,252,679
Alan Edrick Executive Vice President and Chief Financial Officer	Good Reason or Without Cause	1,106,816	1,607,222	7,972,271	6,000	6,000	10,698,309
	Good Reason or Without Cause in Connection with a Change in Control(1)	1,106,816	1,607,222	16,787,849	6,000	6,000	19,513,887
Victor S. Sze Executive Vice President, General Counsel and Secretary	Good Reason or Without Cause	955,286	1,248,469	6,140,003	6,000	6,000	8,355,758
	Good Reason or Without Cause in Connection with a Change in Control(1)	955,286	1,248,469	12,825,443	6,000	6,000	15,041,198

(1)
Under the terms of their employment agreements, in lieu of the total compensation to which the Named Executive Officer would be entitled in the event that he terminates his employment for good reason or the Company terminates his employment without cause following a change in control, the Named Executive Officer may instead elect to receive an alternate payment amount based on a calculation method described in his employment agreement.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in this Proxy Statement. Based on the reviews and discussions referred to above, the Compensation Committee recommends to the Board that the Compensation Discussion and Analysis referred to above be included in this Proxy Statement.

COMPENSATION COMMITTEE
William F. Ballhaus	James B. Hawkins
52 | OSI SYSTEMS, INC. 2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management
MORE THAN 5% STOCKHOLDERS
The following table sets forth the amount of shares of the Company beneficially owned as of October 14, 2026, unless otherwise indicated, by each person known by us to own beneficially more than 5% of the outstanding shares of our outstanding Common Stock. As of October 14, 2026, 15,728,156 shares of our Common Stock were issued and outstanding.
NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK(1) (#)	PERCENT OF CLASS OF COMMON STOCK
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	2,389,828	15.2%
FMR LLC(3) 245 Summer Street Boston, MA 02210	1,784,216	11.3%
Vanguard Portfolio Management(4) 100 Vanguard Blvd Malvern, PA 19355	1,263,421	8.0%
Janus Henderson Group Ltd(5) 201 Bishopsgate EC2M 3AE, United Kingdom	905,925	5.8%
Vanguard Capital Management(6) 100 Vanguard Blvd Malvern, PA 19355	824,510	5.2%
Mawer Investment Management Ltd.(7) 600, 517 – 10th Avenue SW Calgary, Alberta, Canada T2R 0A8	803,602	5.1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after October 14, 2026, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Represents the number of shares of Common Stock beneficially owned as of June 30, 2025, as reported on Schedule 13G/A filed on July 18, 2025 with the SEC by BlackRock, Inc. Such report indicates sole voting power over 2,360,735 shares, sole dispositive power over 2,389,828 shares, and shared voting power and shared dispositive power over 0 shares.

(3)
Represents the number of shares of Common Stock beneficially owned as of June 30, 2026, as reported on Schedule 13G/A filed on August 6, 2026 with the SEC by FMR LLC. Such report indicates sole voting power over 1,782,665 shares, sole dispositive power over 1,784,216 shares, and shared voting and shared dispositive power over 0 shares. Such report further indicates that Abigail P. Johnson has sole dispositive power over 1,784,216 shares.

(4)
Represents the number of shares of Common Stock beneficially owned as of March 31, 2026, as reported on Schedule 13G filed on April 29, 2026 with the SEC by Vanguard Portfolio Management. Such report indicates sole voting power over 13,673 shares, sole dispositive power over 1,263,421 shares, and shared voting and shared dispositive power over 0 shares.

OSI SYSTEMS, INC. 2026 Proxy Statement | 53

Security Ownership of Certain Beneficial Owners and Management
(5)
Represents the number of shares of Common Stock beneficially owned as of June 30, 2026, as reported on Schedule 13G filed on August 13, 2026 with the SEC by Janus Henderson Group Ltd. Such report indicates sole voting power and sole dispositive power over 0 shares, and shared voting power and shared dispositive power over 905,925 shares.

(6)
Represents the number of shares of Common Stock beneficially owned as of June 30, 2026, as reported on Schedule 13G filed on July 31, 2026 with the SEC by Vanguard Capital Management. Such report indicates sole voting power over 121,440 shares, sole dispositive power over 824,510 shares, and shared voting and shared dispositive power over 0 shares.

(7)
Represents the number of shares of Common Stock beneficially owned as of December 31, 2025, as reported on Schedule 13G/A filed on February 11, 2026 with the SEC by Mawer Investment Management Ltd. Such report indicates sole voting and sole dispositive power over 803,602 shares, and shared voting and shared dispositive power over 0 shares.

DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth the amount of shares of the Company beneficially owned as of October 14, 2026, unless otherwise indicated, by each of our directors and director nominees, each Named Executive Officer, and all directors, director nominees, and executive officers as a group:
NAME OF BENEFICIAL OWNER(1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK(2) (#)	PERCENT OF CLASS OF COMMON STOCK
Ajay Mehra(3)	72,866	*
Deepak Chopra	248,481	1.6%
Alan Edrick	275,880	1.8%
Victor S. Sze(4)	78,175	*
Paul Morben	5,100	*
Michael Tropeano	1,715	*
William F. Ballhaus(5)	26,507	*
Kelli Bernard	8,267	*
Gerald Chizever(6)	7,751	*
James B. Hawkins	2,517	*
All directors and executive officers as a group (13 persons)	737,988	4.8%

*
Represents less than 1.0% of the outstanding shares of our Common Stock

(1)
The address of each stockholder is c/o OSI Systems, Inc., 12525 Chadron Avenue, Hawthorne, CA 90250.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after October 14, 2026, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. No shares are pledged as security.

(3)
Includes 3,683 shares owned by the Mehra Family Trust dated July 12, 2008.

(4)
Includes 5,388 shares held by the Victor So-Mein Sze & Angela Hsin-Chi Hsu Co-ttee Sze Trust U/T/A DTD 11/25/2014.

(5)
Includes 25,373 shares held in the Ballhaus Trust U/A 01/25/02 Dr. William Ballhaus Jr. and Jane K. Ballhaus Trustees.

(6)
Includes 7,751 shares held by The G & C Chizever Family Trust.

54 | OSI SYSTEMS, INC. 2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(b) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the SEC. Such officers, directors and stockholders are required by SEC regulations to furnish us with copies of all such reports that they file. None of our directors or executive officers owns more than 10% of our securities. Based solely upon our review of such forms furnished to us during the fiscal year ended June 30, 2026, and written representations from certain reporting persons, we believe that our executive officers and directors have complied with the requirements imposed on them by Section 16(a) of the Exchange Act.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information concerning our equity compensation plans as of June 30, 2026.
	(A)	(B)	(C)
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (#)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS ($)	NUMBER OF SECURITIES REMAINING FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (#)
Equity compensation plans approved by security holders	51,449	147.69	1,555,659(1)(2)
Equity compensation plans not approved by security holders	—	N/A	—
Total	51,449	147.69	1,555,659

(1)
These shares are available for future issuance under our Amended and Restated 2012 Incentive Award Plan, which was approved by our shareholders on December 10, 2020 and amended on December 12, 2023.

(2)
Awards of RSUs and other awards that convey the full value of the shares subject to the award are counted as 1.87 shares for every one award granted.

OSI SYSTEMS, INC. 2026 Proxy Statement | 55

Information about the Annual Meeting and Voting
Information about the Annual Meeting and Voting
DATE AND TIME	LOCATION	RECORD DATE	DATE OF DISTRIBUTION
Thursday, December 10, 2026 10:00 a.m., Pacific Time	At the Company’s offices— 12525 Chadron Avenue Hawthorne, California	All holders of OSI Systems, Inc. common stock as of the close of business on October 14, 2026 are entitled to vote at the Annual Meeting	We anticipate that the Notice of Internet Availability of Proxy Materials will be mailed or made available electronically on or about October 26, 2026.
GENERAL INFORMATION
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Company’s Board for use at our Annual Meeting, and at any adjournment thereof.
We are making our proxy materials, which include the Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and our most recent Annual Report on Form 10-K (“Proxy Materials”), available to our stockholders via the Internet, although registered stockholders and those stockholders who have previously requested to receive printed copies instead will receive their Proxy Materials in the mail.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Stockholders of record as of the close of business on October 14, 2026 will receive a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials contains instructions about how to access the Proxy Materials and vote via the Internet without attending the Annual Meeting. If you receive a Notice of Internet Availability of Proxy Materials but would instead prefer to receive a printed copy of the Proxy Materials rather than downloading them from the Internet, you may do so by following the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.
VOTING PROCEDURES

YOUR VOTE IS VERY IMPORTANT.
Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Your vote will ensure your representation at the Annual Meeting if you cannot attend in person. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement. Please refer to the proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

INTERNET	TELEPHONE	MAIL	MOBILE DEVICE	AT THE MEETING
Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free, 24/7, (if US or Canada) 1 (800) 690-6903	Sign, date and return your proxy card or voting instruction form by mail	Scan the QR code	Attend the meeting and cast your ballot
56 | OSI SYSTEMS, INC. 2026 Proxy Statement

Information about the Annual Meeting and Voting
If you are a stockholder that receives a printed copy of the Proxy Materials by mail, you may view the Proxy Materials on the Internet at http://www.proxyvote.com. However, in order to direct your vote without attending the Annual Meeting you must complete and mail the Proxy Card or voting instruction card enclosed (postage pre-paid return envelope also enclosed) or, if indicated on the Proxy Card that you receive, by telephone or Internet voting. Please refer to the Proxy Card that you receive for instructions.
When a proxy is properly submitted, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company by issuance of a subsequent proxy as more fully described on the Proxy Card. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.
A Proxy Card, when properly submitted via the Internet, telephone or mail, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting of Stockholders and with respect to other matters which may be properly brought before the Annual Meeting.
RECORD DATE, SHARE OWNERSHIP AND QUORUM
At the close of business on October 14, 2026, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, we had issued and outstanding 15,728,156 shares of common stock, $0.001 par value (“Common Stock”). A majority of the shares issued and outstanding on the record date, present in person at the Annual Meeting or represented at the Annual Meeting by proxy, will constitute a quorum for the transaction of business. Shares that are voted with respect to any proposal are treated as being present at the Annual Meeting for purposes of establishing a quorum. Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting.
ABSTENTIONS AND BROKER NON-VOTES
Abstentions and broker non-votes represented by submitted proxies will be included in the calculation of the number of the shares present at the Annual Meeting for the purposes of determining a quorum. “Broker non-votes” means shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion.
OSI SYSTEMS, INC. 2026 Proxy Statement | 57

Information about the Annual Meeting and Voting
PROPOSALS, BOARD VOTING RECOMMENDATIONS AND VOTES REQUIRED
PROPOSAL		BOARD VOTING RECOMMENDATION	PAGE REFERENCE	EFFECT OF BROKER NON-VOTES AND ABSTENTIONS	VOTES REQUIRED FOR APPROVAL
1	Election of six directors	FOR all nominees	5	No effect	Plurality of votes cast
2	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027	FOR	20	No effect	Majority of votes cast
3	Advisory vote to approve the compensation of our named executive officers for the fiscal year ended June 30, 2026	FOR	23	No effect	Majority of votes cast
At the time of printing this Proxy Statement, our management was not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.
SOLICITATION OF PROXIES
We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, posting on the Internet and mailing the Notice of Internet Availability of Proxy Materials and the Proxy Materials. Proxies may be solicited personally, by mail, by e-mail, over the Internet, or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefore.
58 | OSI SYSTEMS, INC. 2026 Proxy Statement

Additional Information
Additional Information
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

OSI SYSTEMS, INC.

2026 FORM 10-K

Enabling a safer, smarter, connected world

A copy of our Annual Report on Form 10-K as filed with the SEC is available, without charge, under the Investor Relations section of our website or by written request addressed to:	https://investors.osi-systems.com/
OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250
HOUSEHOLDING OF PROXY MATERIALS
In certain cases only one Annual Report and Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders at that address. We undertake to deliver promptly upon written or oral request a separate copy of the Annual Report, Proxy Statement and/or Notice of Internet Availability of Proxy Materials, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to our Secretary at the address indicated in the previous paragraph or by telephone at (310) 978-0516. In addition, stockholders sharing an address can request delivery of a single copy of Annual Reports, Proxy Statements or Notices of Internet Availability of Proxy Materials if they are receiving multiple copies of Annual Reports, Proxy Statements or Notices of Internet Availability of Proxy Materials by directing such request to the same mailing address.
STOCKHOLDER PROPOSALS
If a stockholder desires to have a proposal included in our proxy statement and form of proxy used in connection with our next annual meeting of stockholders, the proposal must be delivered in writing to our Secretary and comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. Under such rule, the deadline for delivering any such proposal to us would be June 28, 2027, which is 120 days prior to the one-year anniversary of the date of this Proxy Statement.
If a stockholder desires to solicit proxies in support of director nominees other than the Company’s nominees in connection with our 2027 annual meeting of stockholders, the stockholder must deliver notice in writing to our Secretary and comply with the requirements of Rule 14a-19 promulgated under the Exchange Act. Under such rule and in accordance with our Bylaws, the deadline for delivering any such proposal to us would be September 11, 2027; provided, however, that if the date of the next annual meeting of stockholders has changed by more than 30 calendar days from December 10, 2027, notice by the stockholder to be timely must be provided by the later of 90 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public disclosure of the date of such annual meeting was first made.
Our Bylaws provide that if a stockholder, rather than including a proposal in our proxy statement as discussed above, commences his or her own proxy solicitation for the next annual meeting of stockholders or seeks to nominate a candidate for election or propose business for consideration at such meeting, the stockholder must deliver a notice of such proposal to us no more than 120 days and no less than 90 days prior to December 10, 2027, provided, however, that if the date of the next annual meeting of stockholders is more than 30 days before or more than 60 days after December 10, 2027, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to the date of such
OSI SYSTEMS, INC. 2026 Proxy Statement | 59

Additional Information
annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made.
The notice must comply with the requirements set forth in our Bylaws and should be directed to the Company:	OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250
INCORPORATION BY REFERENCE
Notwithstanding anything to the contrary set forth in any of the previous filings made by us under the Securities Act of 1933, as amended, or the Exchange Act, which might incorporate future filings made by us under those statutes, the Compensation Committee Report and the Report of the Audit Committee will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes, except to the extent we specifically incorporate such report by reference therein. In addition, information on our website, other than this Proxy Statement and the enclosed Proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.
OTHER BUSINESS
We do not know of any other business to be presented at the Annual Meeting and do not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 10, 2026
This Proxy Notice, the accompanying Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2026 are available at http://www.proxyvote.com.
60 | OSI SYSTEMS, INC. 2026 Proxy Statement

OSI SYSTEMS, INC.

12525 Chadron Avenue
Hawthorne, California 90250
www.osi-systems.com

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1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000713452_1 R2.09.05.010 OSI SYSTEMS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line
5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/09/2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/09/2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 1a. Deepak Chopra 1b. Ajay Mehra 1c. William F. Ballhaus 1d. Kelli Bernard 1e. Gerald Chizever 1f. James B. Hawkins The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2027. 3. Advisory vote to approve the Company's named executive officer compensation for the fiscal year ended June 30, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000713452_2 R2.09.05.010 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10K Wrap are available at www.proxyvote.com OSI SYSTEMS, INC. Annual Meeting of Stockholders December 10, 2026 10:00 A.M. This proxy is solicited by the Board of Directors The undersigned appoints each of Ajay Mehra, Alan Edrick, and Victor Sze with power of substitution, attorneys and proxies, to vote all shares votable by the undersigned at the stockholders' annual meeting of OSI Systems, Inc., a Delaware corporation and at any adjournments. The meeting will be held in Hawthorne, California on December 10, 2026 at 10:00 A.M., Pacific Time. My voting instructions are on the reverse side of this proxy. I revoke any proxy previously given. This proxy, when properly executed, will be voted in the manner directed. If no direction is made, the proxy will be voted by the proxies named "FOR" proposals 1, 2, and 3 and in their discretion on any other matters properly brought to a stockholder vote at the meeting. If the undersigned holds OSI Systems, Inc. shares in the OSI Systems, Inc. 401(k) Plan, this proxy constitutes voting instructions for any shares so held. Continued and to be signed on reverse side